UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Karen Jacoppo-Wood

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the fiscal period ended April, 30, 2023, originally filed with the Securities and Exchange Commission on July 6, 2023 (Accession Number 0001580642-23-003482). The sole purpose of this amendment is to an exhibit from the Funds’ former independent registered public accounting firm as required pursuant to Item 304(a) of Regulation S-K, as amended, as an exhibit to the Form N-CSR filing. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Stockholders.

(a).

Westwood Quality Value Fund

Westwood Quality MidCap Fund

Westwood Quality SMidCap Fund

Westwood Quality SmallCap Fund

Westwood Quality AllCap Fund

Westwood Total Return Fund

Westwood Income Opportunity Fund

Westwood High Income Fund

Westwood Alternative Income Fund

Westwood SmallCap Growth Fund

Semi-Annual Report	April 30, 2023

Investment Adviser:
Westwood Management Corp.

WESTWOOD FUNDS

TABLE OF CONTENTS

Shareholder Letter	1
Schedules of Investments
Westwood Quality Value Fund	13
Westwood Quality MidCap Fund	15
Westwood Quality SMidCap Fund	17
Westwood Quality SmallCap Fund	19
Westwood Quality AllCap Fund	21
Westwood Total Return Fund	23
Westwood Income Opportunity Fund	28
Westwood High Income Fund	34
Westwood Alternative Income Fund	40
Westwood SmallCap Growth Fund	46
Statements of Assets and Liabilities	49
Statements of Operations	52
Statements of Changes in Net Assets	55
Financial Highlights	63
Notes to Financial Statements	73
About Your Funds’ Expenses	95
Other Information	100
Change in Independent Registered Public Accounting Firm	101
Liquidity Risk Management Program	102
Customer Privacy Notice	103

WESTWOOD FUNDS (Unaudited)

October 31, 2022 – April 30, 2023

Dear Shareholders,

Fed Still Has Work to Do, Equities Show Resilience

Equities, though range-bound for much of the period, remained fairly resilient against the backdrop of an economy supposedly nearing the brink of recession along with the onset of a mini-banking crisis (which was really more of a liquidity event). In addition, the Federal Reserve (Fed) continued to raise interest rates, increasing the federal funds rate by another 200 basis points. Most experts believe that more rate hikes are likely, as inflation and the labor market remain strong. Stocks are also digesting a largely telegraphed earnings slowdown, but, on average, have not experienced the “earnings cliff” that many had feared. Actually, as we stated in our previous letter, investors still sought opportunity in high-quality tech and other value names over the last six months. By the numbers, the Nasdaq surged +11.3%, handily outperforming the Dow Jones, which managed to only edge +4.2% higher; the S&P 500 logged a +7.7% gain in the period.

Stocks began the period with a rally in late 2022, which continued into February 2023 amid optimism that global central banks, with the Fed leading, might soon halt interest rate hikes and even transition to rate cuts or more accommodative policies by end of the year. Unfortunately, choppy earnings, mixed economic data and a stubbornly hawkish Fed, fueled by still-sticky inflation and a tight labor market, were factors that quelled early momentum back toward highs in the S&P 500.

Mid-March gave way to a banking “crisis” that took a toll on regional banks, related small caps and some larger names, but most major indices managed to rally back as systemic risk was unfounded. As we approached May, hopes (and bets) for a fall or even winter rate cut had diminished greatly from predictions made late last year. It’s also important to note that performance in small caps would have been far stronger if not for the banking debacle. Shifting from financials, money flowed into tech names, which had their best quarter (Q1) since the second quarter of 2020. The rise of these growth/tech names is another sign that investors are looking past the headline hyperbole for high-quality, value plays in distressed equities. What’s particularly interesting is that growth stocks gained favor despite a longer-than-expected elevated interest rate environment or what could be continued increases — one of many odd correlations or de-correlations we see in today’s marketplace.

Debt Markets Volatile

American debt instruments experienced their own roller coaster ride over the last six months as market participants jockeyed to best position themselves in a still uncertain rate and economic climate. A bond rally early in the year was followed quickly by a selloff, then a rush back into high- quality debt (U.S. Treasuries) as financial system jitters shook confidence in this fragile late-cycle expansion phase. To put this uncertainty in perspective, the yield on the two-year U.S. Treasury surged to 5.05% on March 8, only to plummet to a low of 3.76% on March 24 — volatility in the bond market remains at nearly twice its long-term levels for the fifth quarter in a row. This disconnect between the bond market and the Fed’s policy further diverged during the sudden banking crisis. Markets viewed this event as a sign of economic weakness and began pricing in bets for the Fed to cut rates to ease financial strain. However, the Fed quickly stepped in to shore up deposit issues but did not telegraph a need for rates to come down, as they believed their supportive actions were enough.

In general, investors remained concerned about recession as the yield curve (2- versus 10-year) in Q1 became the most inverted it had been since 1981. Historically, the yield curve has been a reliable leading indicator of economic weakness and, on average, inversions during a late cycle tend to occur one year before recession. Gold, another safe-haven asset, increased to an all-time high (not inflation adjusted) of $1,990.60 per troy ounce in April, while crude oil and natural gas trended lower in the quarter. And though energy price declines have been helpful in reducing global inflation, OPEC+ decided late in the quarter to further cut production, which may hamper inflation-fighting efforts. So far, their tricks have done little to buoy energy prices.

WESTWOOD FUNDS (Unaudited)

On that topic, the Fed continues to work frantically to control inflation without completely stifling the economy, but we see more rate hikes likely. The Federal Open Market Committee (FOMC) ended the period with rates set at a range of 5.00% to 5.25%, its highest since 2007. Debt ceiling issues dominated the headlines toward the end of the period, as earnings guidance and a potential “selective” or “soft” landing dominated the trades, and recession started to be assigned based on major industry group classification. We believe a debt ceiling deal will be reached1, but the details will need to be seen to best anticipate any economic effects.

The Road Ahead

While markets seem extremely optimistic here, it’s still critical that investors remain vigilant of the headwinds that America faces and continue to approach the broad equity markets with a highly tactical approach, as upside catalysts are not abundant across all sectors. The current environment is particularly abnormal and, in many ways, unprecedented. Consumer confidence continues to slowly erode, while wages are not keeping up with inflation. On that note, there’s been a resurgence in price appreciation that is not only likely to affect consumer spending but also influence future Fed responses. Perhaps the biggest irony here is that the stock market shows little sign of recession, but Fed watchers are predicting a VERY high likelihood that rates will be somewhere between 3% and 4% by year end. In fact, the CME FedWatch Tool shows a near-zero percent chance rates will be above 4.75% come mid-December. Put simply, the smart money is betting on a recession and subsequent reversal in recent hawkish Fed action.

We do agree the Fed will pause its interest rate increases at the June 13-14, 2023 meeting2, but don’t see aggressive cuts coming in 2023 unless an unknown crisis occurs. Let’s not forget, the Fed is still grappling with record low unemployment and 40-year highs in inflation. The reality is that a greater level of uncertainty prevails, and investors continue to scour the data seeking hard-to-find clues on where the economy and markets are headed from here. The picture is anything but clear, but we do not see systematic risk in the broad financial sector as was the case during the Great Recession.

Interest rate hikes are most certainly taking their toll on housing, consumers and the commercial real estate market, which we are watching closely. As the prime rate and mortgage rates have surged higher, consumers continue to throttle back and change their habits, which we believe will equate to a continued drag on corporate earnings into the latter half of 2023. Currently, we see the risk of a recession in the U.S. growing, but it’s unlikely to “feel” as “painful” as more recent downturns.

At the end of the day, the narrative the FOMC offers can either be solace or stress for both consumers and investors, but we suspect they may have an increasingly difficult task as consumers become overwhelmed with debt/costs and an increasing number of layoffs.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

1	In May 2023, the debt ceiling deal was reached. The deal suspended the debt ceiling until January 2025, averting a potential default on the national debt.

2	On June 14, 2023, the Fed held rates steady for the first time since March 2022, but signaled more hikes later this year.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate.

WESTWOOD FUNDS (Unaudited)

Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk, including possible loss of principal. A discussion of each fund’s performance during the semiannual period ending April 30, 2023, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending April 30, 2023 was as follows:

		2023
	6 Months	Year to Date
Westwood Quality Value Fund – I Shares (WHGLX)	2.81%	1.52%
Westwood Quality Value Fund – A Shares (WWLAX)*	2.71%	1.51%
Westwood Quality Value Fund – C Shares (WWLCX)	2.37%	1.30%
Westwood Quality Value Fund –Ultra Shares (WHSQX)	3.13%**	1.68%
Russell 1000 Value Index	4.54%	2.53%

*	Without sales charge

**	Ultra Share inception date 11/30/2022. Return shown represents the return for the period from inception through April 30, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering returns of 2.81% for the I Shares in the period while the benchmark returned 4.54%. Positive stock selection and tactical allocations in Information Technology, Consumer Staples and Financials were the top contributors to relative performance versus the benchmark. Our overweight positions in high-quality tech names such as Microsoft Corporation, ASML Holdings, Microchip Technology Incorporated and Google-parent Alphabet all added to overall performance in what was a volatile period. Money continued to flow into best-in-breed tech during the period as investors’ risk appetite remained relatively strong. Stand-out earnings performance from electrical/industrial giant Eaton also helped boost relative performance. Industrial names were bifurcated during the period as investors’ opinions about global economic strength grew more polarized.

Negative stock selection in Communication Services, Industrials and Energy weighed on relative performance. Our underweight overall position in Communication Services was a large detractor as the sector experienced the highest returns relative to its peers. Bank of America and Western Alliance Bancorp were two of the worst portfolio performers in the period as they faced selling pressure due to the banking liquidity crisis in March. Western Alliance seems to have weathered the storm and reported relatively positive earnings later in the period. L3Harris Technologies, ConocoPhillips and UnitedHealth Group rounded out the top five detractors from overall performance.

WESTWOOD FUNDS (Unaudited)

Westwood Quality MidCap Fund

The performance of the Westwood SmallCap Growth Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Quality MidCap Fund – I Shares (WWMCX)	3.81%	2.28%
Russell Midcap Value Index	2.26%	1.33%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

The Fund outperformed the benchmark, delivering returns of 3.81% in the period while the benchmark returned 2.26%. Relative performance was aided by positive stock selection within the Information Technology, Real Estate and Consumer Discretionary sectors. The top five contributors were scattered throughout different sectors such as real estate, industry (chemicals and ingredients) and semiconductors, which has seen a surge in 2023. Investors still have a risk appetite but are picking through sectors with a fine tooth comb. Chipmaker Rambus, Inc. was our top contributor, followed by home builder PulteGroup, Cooper Companies, Univar Solutions and finally, coatings manufacturer Axalta Coating Systems, all of which delivered better-than-expected earnings in the period.

Unfavorable selection in Health Care and Materials, as well as unfavorable selection and an under-allocation to Industrials, detracted from relative performance. As was the case for several of our funds, financials were a tricky sector to navigate during the period as investors became not only skittish but overly critical of metrics they perceived to be overly risky, such as deposit trends. Cullen/Frost Bankers, Western Alliance Bancorp and Glacier Bancorp were all part of the portfolio’s top detractors list, with fertilizer maker CF Industries falling on lower commodity prices and managed care specialist Centene Corporation rounding out the biggest detractors list.

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Quality SMidCap Fund – I Shares (WHGMX)	1.89%	1.89%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	1.93%	1.89%
Russell 2500 Value Index	-1.18%	0.04%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

The Fund outperformed the benchmark, delivering returns of 1.89% for the I Shares in the period while the benchmark returned -1.18%. During a period of elevated volatility and uncertainty in the broad equity market, performance was driven mainly by tactical stock selection. Positive stock selection in Information Technology, Health Care and Communication Services, and most other sectors aided relative performance. Strong earnings and an acquisition fueled our top three performers, which were Lattice Semiconductor Corp., Rambus Inc. and Radius Global Infrastructure, Inc. Radius was acquired by EQT Active Core Infrastructure. Cooper Companies also contributed

WESTWOOD FUNDS (Unaudited)

to performance as shares surged to 52-week highs on strong earnings and revenue growth that was better than expectations. Niche insurance provider RenaissanceRe Holdings was also a large contributor to outperformance as favorable conditions fostered the growth of net premiums written by $341.1 million, or 18.7%, in the first quarter, driven by growth in Casualty and Specialty net premiums of $459.4 million, or 56.3%, in that same period.

Negative stock selection in Consumer Discretionary and an overweight allocation in Financials detracted from relative performance in the period. A global provider of communications network test, monitoring, and assurance solutions saw its earnings slow down due to decreased demand for its test equipment and rising semiconductor research and development costs. Cullen/Frost Bankers, Inc., Glacier Bancorp and Wintrust Financial Corporation all underperformed as fallout from the Silicon Valley Bank failure rippled through the industry. And finally, auto parts supplier Advance Auto Parts detracted from performance as competition and demand weighed on earnings results.

Westwood Quality SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Quality SmallCap Fund – I Shares (WHGSX)	0.23%	0.22%
Westwood Quality SmallCap Fund – A Shares (WHGAX)*	0.18%	0.17%
Westwood Quality SmallCap Fund – C Shares (WHGCX)	-0.23%	-0.11%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)	0.27%	0.22%
Russell 2000 Value Index	-6.72%	-3.13%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of 0.23% for the I Shares in the period while the benchmark returned -6.72%. During a particularly tough period for SmallCap amid elevated volatility and uncertainty in the broad equity market, the Fund handily outperformed its benchmark during the period, driven by both tactical stock selection and smart allocation choices.

The portfolio experienced outperformance in nearly all sectors, but positive stock selection in Health Care, Energy and Industrials were the top contributors to relative performance. We added to pure-play mineral and royalty company Sitio as its long-term prospects for cash flow are strong. Medical device maker CONMED was our second-largest contributor to outperformance as global demand increased, while semiconductor firm Rambus Inc. continued to best analysts’ expectations for earnings growth. Radius Global Infrastructure was acquired by EQT Active Core Infrastructure.

The Financials and Information Technology sectors detracted from relative performance due to unfavorable stock selection. The merger between Brigham Minerals, Inc. and Sitio Royalties was completed in the period, creating a temporary performance draw as shares were withdrawn. Veritex Holdings, VIAVI Solutions and Sandy Spring Bancorp were also some of the top detractors from performance, while telecom solutions provider ADTRAN Holdings rounded out the top five after it guided revenues lower for the quarter, noting oversupply issues.

WESTWOOD FUNDS (Unaudited)

Westwood Quality AllCap Fund

The performance of the Westwood Quality AllCap Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Quality AllCap Fund – I Shares (WQAIX)	5.82%	3.06%
Westwood Quality AllCap Fund – Ultra Shares (WQAUX)	5.78%	3.06%
Russell 3000 Value Index	3.86%	2.21%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March. 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of 5.82% for the I Shares in the period while the benchmark returned 3.86%. Relative performance was aided by positive stock selection within the Information Technology and Financial sectors with further support from Health Care. Top individual contributors included several semiconductor names and a medical device firm. Strong earnings and an acquisition fueled our top three performers, which were Lattice Semiconductor Corporation, chipmaker Rambus Inc., chip supplier ASML Holdings and Radius Global Infrastructure, Inc. Radius was acquired by EQT Active Core Infrastructure. Cooper Companies rounded out our top five equity performance contributors.

Unfavorable selection and allocation in Industrials, Communication Services and Energy detracted from relative performance. Top individual detractors included Pinnacle Financial Partners and Bank of America. The former was eliminated from the portfolio, while we slightly increased our Bank of America position as earnings growth remains relatively strong and its internals look good. Investors are watching deposit trends closely. Glacier Bancorp also struggled in the quarter mainly due to pressure from the Silicon Valley Bank failure and subsequent fallout. Portfolio performance was also bogged down by weakness in L3Harris Technologies and UnitedHealth Group, which is showing strong revenue momentum and has increased its dividend generously.

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Total Return Fund – I Shares (WLVIX)	4.38%	3.37%
Westwood Total Return Fund – A Shares (WWTAX)*	4.26%	3.15%
Westwood Total Return Fund – C Shares (WTOCX)	3.92%	2.95%
60% S&P 500 Index / 40% Bloomberg US Aggregate Bond Index	8.00%	6.92%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

WESTWOOD FUNDS (Unaudited)

The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Total Return Fund was formerly known as Westwood Low Volatility Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

In what was an increasingly volatile period, the Fund underperformed the benchmark, delivering returns of 4.38% for the I shares in the period while the benchmark returned 8.00%.

We were underweight equities overall, which proved to be a detractor as risk tolerance returned in the latter part of the period. Fortunately, we were more heavily allocated to high-quality names such as Microsoft and Apple, both of which were the top two performers in the period. Homebuilder Toll Brothers was also a significant contributor to performance as low inventory and relatively stable housing prices drove sales despite unfavorable interest rates. American mining company Freeport-McMoRan delivered strong earnings growth that beat analysts’ expectations, aiding its strong performance as yet another top equity performer.

Our bond positions, generally, were a net positive on performance during the volatile period. Shorter duration corporates combined with some longer duration U.S. government paper were some of the best performers, while short-duration Livent Corp bonds were some of the worst performers in the period.

Some equity positions were detrimental to total return as well. Positions in the Financials and banking sector struggled as the failure of Silicon Valley Bank triggered perceived systematic risk and an investor exodus from a fair number of financials including Texas Capital Bancshares and Charles Schwab. Shares of energy companies Devon and NextEra were among the laggards for the period.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Income Opportunity Fund – I Shares (WHGIX)	6.76%	3.48%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	6.66%	3.35%
Westwood Income Opportunity Fund – C Shares (WWICX)	6.20%	3.16%
Westwood Income Opportunity Fund – Ultra Shares (WHGOX)	1.61%**	3.41%
60% Bloomberg US Aggregate Bond Index / 40% S&P 500 Index	7.66%	5.80%
Bloomberg US Aggregate Bond Index	6.91%	3.59%
S&P 500 Index	8.63%	9.17%

*	Without sales charge

**	Ultra Shares inception date 11/30/2022. Return shown represents the return for the period from inception through April 30, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

WESTWOOD FUNDS (Unaudited)

The I Shares of the Fund increased by 6.76% in the period even as debt and equity markets increased in volatility and dislocations. Our fixed-income positions performed exceptionally well, but the overall comparison against the blended benchmark was negatively affected by underperformance in the equity portion of the portfolio.

Three stocks were the biggest contributors in the period with Microsoft enjoying a flight to high-quality tech names, while Toll Brothers benefited from low inventory and relatively healthy demand in the housing market. Barrick Gold saw its shares rise as the valuable metal rose to all-time highs.

Freeport-McMoRan, Meta Platforms Inc. and JPMorgan Chase rounded out our top-performing equity positions. But not all energy and financial firms fared well, as Charles Schwab and Bank of America were some of the biggest detractors of performance, along with Bristol Myers Squibb Company and independent upstream oil and gas company EOG Resources struggled in the period. We see an increasing sector bifurcation occurring as investors seek more “best-in-breed” or perceived value names that are delivering stable earnings growth.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood High Income Fund – I Shares (WHGHX)	5.96%	3.59%
Westwood High Income Fund – A Shares (WSDAX)*	5.82%	3.50%
Westwood High Income Fund – C Shares (WWHCX)	5.52%	3.23%
80% Bloomberg US Aggregate Bond Index / 20% S&P 500 Index	7.29%	4.69%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

The Westwood High Income Fund was formerly known as Westwood Short Duration High Yield. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

The I Shares of the Fund increased by 5.96% in the period even as debt and equity markets increased in volatility and dislocations. Our fixed-income positions continued to perform exceptionally well, but the overall performance against the blended benchmark was negatively affected by underperformance and a slight overallocation in the equity portion of the portfolio; the blended benchmark returned 7.29%.

Microsoft remained a major contributor in the period as high-quality tech names continued to garner investor favor. And though financials were especially volatile over the last few months since the Silicon Valley Bank failure, Sumitomo Mitsui Financial Group, Inc. was the second-largest contributing equity to the portfolio. A few more top performers were bonds issued by EMC Corporation, Radius Global Infrastructure (which was acquired by EQT Active Core Infrastructure) and Boeing.

Energy and financial firms continued to experience a bifurcation as some were rewarded, while others languished. Our top detractors included Devon Energy and EOG Resources, while Bank of America and Charles Schwab were some of the biggest detractors of performance, along with Truist Financial Corporation. Short-term bonds issued by Audacy Capital Corp were the biggest detractors of relative performance in the period.

WESTWOOD FUNDS (Unaudited)

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood Alternative Income Fund – I Shares (WMNIX)	3.66%	2.08%
Westwood Alternative Income Fund – A Shares (WMNAX)*	3.49%	2.05%
Westwood Alternative Income Fund – C Shares (WWACX)	3.14%	1.75%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	3.61%	2.11%
FTSE 1-Month Treasury Bill	2.15%	1.49%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Prior to Nov. 1, 2019, the Westwood Alternative Income Fund was formerly known as the Westwood Market Neutral Fund.

As of Nov. 1, 2019, the Fund began following the Sensible FeesTM framework.

The Fund outperformed the benchmark, delivering returns of 3.66% for the I Shares in the period while the benchmark returned 2.15% . Over the past six months, the market has become more optimistic about a soft landing. Global supply issues are mostly behind us, energy costs have moderated, the war in Ukraine has fallen off the front page and the U,S, economy has proven more resilient than most expected. U.S. inflation has appeared to have peaked and unemployment has remained low, all great news for the Bull camp. Bears see it differently. The U.S. has just experienced a regional banking crisis which may lead to additional unexpected downside surprises as the year progresses. The U.S. Federal Reserve continues to push rates higher with no definitive terminal rate or the duration of keeping the foot on the brake. Inflation, although lower, has been persistently higher than the target level with few signs that the Fed’s aggressive moves are working to slow the economy down.

As a result of the optimism, large cap equities have risen, investment grade and high yield credit spreads have declined and equity volatility has declined significantly. Although growth equities have led the charge higher, it has been isolated to large cap companies. Small cap growth equities have been left behind. Of note is that the market is expanding its earnings multiple despite cautionary guidance from many corporate CFOs.

The convertible market is dominated by mid to small cap companies. As a result, returns for the asset class have been muted. We have been positioned cautiously in Alternative Income as we believe the soft-landing scenario is a coin flip at best, and equities markets may see volatility return as the Fed’s tightening action finally takes hold and the economy slows markedly. We are optimistic that the performance gap between large caps and mid to small growth companies will shrink as investors recognize the relative value.

Within the portfolio’s fixed income yield book, our holdings performed in line, as both investment grade and high yield were flat. Credit spreads did improve slightly as the soft-landing thesis has spilled over to fixed income. We were positioned in higher-grade and low-duration names as we are still cautiously optimistic about the future path of the U.S. economy.

The convertible arbitrage strategy has performed as we expected. Convertible valuations have been mostly unchanged, as investors have been cautious in their risk allocation. As mentioned previously, small and mid-cap

WESTWOOD FUNDS (Unaudited)

companies have been left out of this rally. The cost of capital continues to increase, and these companies feel it the most as growth requires continued capital raises. We continue to look for cheap convertibles, as markets like this provide opportunities to source oversold securities. Activity in the primary market has improved but has been limited to higher quality issuers but in less exciting, low-volatility sectors. We expect issuance to pick up as non-traditional, higher-grade issuers find the asset class attractive for its lower interest rate costs.

Macro tail hedges have reduced portfolio returns marginally as improving equity performance and lower volatility reduce the hedge’s value. We continue to monitor and systematically adjust these positions for maximum fund flexibility and as a means of capital preservation during periods of unforeseen market volatility.

Westwood SmallCap Growth Fund

The performance of the Westwood SmallCap Growth Fund for the period ending April 30, 2023, was as follows:

		2023
	6 Months	Year to Date
Westwood SmallCap Growth Fund – I Shares (WSCIX)	-5.51%	-0.52%
Russell 2000 Growth Index	-0.29%	4.84%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering returns of -5.51% in the period while the benchmark returned -0.29%. Overall, the portfolio underperformed the benchmark, driven mainly by positive stock selection within the Energy and Industrial sectors, was not enough to overcome lag in several others. Top individual contributors included pure-play mineral rights holder Sitio Royalties, with diversified engineered service provider Oceaneering International surprising analysts and investors with stronger-than-expected results. Semiconductor test and measurement equipment maker FormFactor, Inc. also gained as much of that sector rose. And niche MRI-related device maker IRadimed Corporation showed continued strong sales growth.

Unfortunately, unfavorable selection in Financials, Health Care, Consumer Discretionary and Information Technology detracted heavily from relative performance. Top individual detractors included Brigham Minerals, which completed its merger with Sitio Royalties in the period. Niche toy company Funko and networking and communications solutions provider ADTRAN were also both large detractors of performance. Biopharma company Aurinia Pharmaceuticals came under pressure after it missed earnings expectations in November, and was later eliminated from the portfolio.

An investor should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.westwoodfunds.com or call 1-877-386-3944 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities

WESTWOOD FUNDS (Unaudited)

held by the Funds as of April 30, 2023, please see the Schedules of Investments section of this Report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk-adjusted performance.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Compound Annual Growth Rate: The rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 97.9%

	Shares	Value
Communications — 4.9%
Internet Media & Services — 3.1%
Alphabet, Inc. - Class A (a)	72,169	$7,746,620

Telecommunications — 1.8%
AT&T, Inc.	251,373	4,441,761

Consumer Discretionary — 5.0%
Leisure Facilities & Services — 1.9%
Domino’s Pizza, Inc.	15,115	4,798,559

Retail - Discretionary — 3.1%
Home Depot, Inc. (The)	16,759	5,036,750
O’Reilly Automotive, Inc. (a)	2,903	2,662,951
		7,699,701
Consumer Staples — 10.3%
Beverages — 1.9%
PepsiCo, Inc.	25,625	4,891,556

Food — 1.0%
McCormick & Company, Inc.	29,166	2,562,233

Household Products — 3.8%
Church & Dwight Company, Inc.	53,148	5,161,734
Estee Lauder Companies, Inc. (The) - Class A	17,799	4,391,369
		9,553,103
COMMON STOCKS — continued

	Shares	Value
Consumer Staples — continued
Retail - Consumer Staples — 3.6%
Dollar General Corporation	10,515	$2,328,652
Walmart, Inc.	43,869	6,622,903
		8,951,555
Energy — 8.2%
Oil & Gas Producers — 8.2%
Chevron Corporation	35,330	5,955,932
ConocoPhillips	42,291	4,351,321
EOG Resources, Inc.	45,039	5,380,809
Exxon Mobil Corporation	42,800	5,064,952
		20,753,014
Financials — 18.5%
Banking — 7.0%
Bank of America Corporation	279,552	8,185,283
JPMorgan Chase & Company	68,055	9,407,923
		17,593,206
Institutional Financial Services — 2.3%
Goldman Sachs Group, Inc. (The)	17,035	5,850,500

Insurance — 9.2%
American International Group, Inc.	122,260	6,484,671
Arthur J. Gallagher & Company	32,340	6,728,660
Berkshire Hathaway, Inc. - Class B (a)	15,640	5,138,522
Progressive Corporation (The)	35,754	4,876,846
		23,228,699
Health Care — 16.8%
Biotech & Pharma — 6.5%
Gilead Sciences, Inc.	96,332	7,919,454
Johnson & Johnson	52,561	8,604,235
		16,523,689
Health Care Facilities & Services — 3.5%
HCA Healthcare, Inc.	9,448	2,714,694
UnitedHealth Group, Inc.	12,438	6,120,615
		8,835,309
Medical Equipment & Devices — 6.8%
Abbott Laboratories	45,446	5,020,420
Becton, Dickinson and Company	27,588	7,291,784
Danaher Corporation	20,046	4,749,098
		17,061,302
Industrials — 7.9%
Diversified Industrials — 4.5%
Eaton Corporation plc	28,919	4,832,943
Honeywell International, Inc.	32,321	6,459,029
		11,291,972

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Transportation & Logistics — 3.4%
FedEx Corporation	21,034	$4,791,125
Union Pacific Corporation	18,773	3,673,876
		8,465,001
Real Estate — 6.6%
REITs — 6.6%
Prologis, Inc.	24,614	3,082,903
Public Storage	16,065	4,736,444
Ventas, Inc.	78,482	3,771,060
VICI Properties, Inc.	150,936	5,122,768
		16,713,175
Technology — 13.1%
Semiconductors — 1.8%
Microchip Technology, Inc.	61,889	4,517,278

Software — 3.2%
Microsoft Corporation	25,941	7,970,632

Technology Hardware — 4.0%
Apple, Inc.	30,063	5,101,090
Motorola Solutions, Inc.	17,424	5,077,353
		10,178,443
Technology Services — 4.1%
CACI International, Inc. - Class A (a)	16,669	5,222,731
Visa, Inc. - Class A	22,056	5,133,093
		10,355,824
Utilities — 6.6%
Electric Utilities — 6.6%
DTE Energy Company	45,666	5,133,315
NextEra Energy, Inc.	65,093	4,988,077
WEC Energy Group, Inc.	68,636	6,600,724
		16,722,116
Total Common Stocks (Cost $198,639,123)		$246,705,248
MONEY MARKET FUNDS — 1.9%

	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 4.50% (b) (Cost $4,678,135)	4,678,135	$4,678,135

Investments at Value — 99.8% (Cost $203,317,258)		$251,383,383

Other Assets in Excess of Liabilities — 0.2%		615,122

Net Assets — 100.0%		$251,998,505

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.6%

	Shares	Value
Communications — 1.8%
Entertainment Content — 1.8%
Activision Blizzard, Inc. (a)	134	$10,413

Consumer Discretionary — 10.1%
Home Construction — 4.0%
Armstrong World Industries, Inc.	107	7,347
Masonite International Corporation (a)	94	8,592
PulteGroup, Inc.	102	6,849
		22,788
Leisure Facilities & Services — 2.0%
Texas Roadhouse, Inc.	106	11,726

Retail - Discretionary — 4.1%
Academy Sports & Outdoors, Inc.	91	5,780
Bath & Body Works, Inc.	166	5,827
O’Reilly Automotive, Inc. (a)	13	11,925
		23,532
Consumer Staples — 6.3%
Food — 2.7%
McCormick & Company, Inc.	173	15,198

Household Products — 1.6%
Church & Dwight Company, Inc.	97	9,421

Retail - Consumer Staples — 2.0%
BJ’s Wholesale Club Holdings, Inc. (a)	146	11,150
COMMON STOCKS — continued

	Shares	Value
Energy — 8.3%
Oil & Gas Producers — 8.3%
Chord Energy Corporation	64	$9,109
Diamondback Energy, Inc.	110	15,642
EOG Resources, Inc.	101	12,067
Valero Energy Corporation	95	10,894
		47,712
Financials — 15.9%
Banking — 6.8%
Atlantic Union Bankshares Corporation	159	4,551
Cullen/Frost Bankers, Inc.	82	9,041
Glacier Bancorp, Inc.	260	8,640
Prosperity Bancshares, Inc.	136	8,516
Western Alliance Bancorp	228	8,463
		39,211
Institutional Financial Services — 3.0%
Intercontinental Exchange, Inc.	76	8,279
Piper Sandler Companies	65	8,803
		17,082
Insurance — 6.1%
American International Group, Inc.	279	14,798
Arthur J. Gallagher & Company	69	14,356
Everest Re Group Ltd.	15	5,670
		34,824
Health Care — 8.1%
Health Care Facilities & Services — 3.0%
McKesson Corporation	48	17,483

Medical Equipment & Devices — 5.1%
Avantor, Inc. (a)	556	10,831
Cooper Companies, Inc. (The)	31	11,825
ICU Medical, Inc. (a)	34	6,431
		29,087
Industrials — 6.9%
Aerospace & Defense — 1.4%
Mercury Systems, Inc. (a)	164	7,818

Electrical Equipment — 1.6%
Veritiv Holdings Company	620	9,250

Machinery — 3.9%
AGCO Corporation	87	10,783
Albany International Corporation - Class A	129	11,766
		22,549

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Materials — 11.7%
Chemicals — 4.0%
Axalta Coating Systems Ltd. (a)	367	$11,586
CF Industries Holdings, Inc.	160	11,453
		23,039
Construction Materials — 2.1%
Eagle Materials, Inc.	40	5,929
Summit Materials, Inc. - Class A (a)	213	5,838
		11,767
Containers & Packaging — 4.0%
Crown Holdings, Inc.	130	11,151
WestRock Company	393	11,763
		22,914
Forestry, Paper & Wood Products — 1.6%
Boise Cascade Company	137	9,358

Real Estate — 11.5%
REITs — 11.5%
Americold Realty Trust, Inc.	379	11,215
National Storage Affiliates Trust	217	8,365
Realty Income Corporation	184	11,563
Ventas, Inc.	313	15,040
VICI Properties, Inc.	335	11,370
Weyerhaeuser Company	284	8,494
		66,047
Technology — 9.1%
Semiconductors — 4.2%
Microchip Technology, Inc.	182	13,284
Rambus, Inc. (a)	241	10,686
		23,970
Software — 2.2%
Tyler Technologies, Inc. (a)	33	12,508

Technology Services — 2.7%
CACI International, Inc. - Class A (a)	50	15,666
COMMON STOCKS — continued

	Shares	Value
Utilities — 9.9%
Electric Utilities — 9.9%
Alliant Energy Corporation	279	$15,384
CMS Energy Corporation	249	15,503
DTE Energy Company	124	13,939
Evergy, Inc.	186	11,552
		56,378
Total Common Stocks (Cost $551,606)		$570,891

MONEY MARKET FUNDS — 1.4%
First American Treasury Obligations Fund - Class X, 4.72% (b) (Cost $8,237)	8,237	$8,237

Investments at Value — 101.0% (Cost $559,843)		$579,128

Liabilities in Excess of Other Assets — (1.0%)		(5,605)

Net Assets — 100.0%		$573,523

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.4%

	Shares	Value
Consumer Discretionary — 10.5%
Apparel & Textile Products — 2.1%
Deckers Outdoor Corporation (a)	12,571	$6,025,783

Leisure Facilities & Services — 3.0%
Papa John’s International, Inc.	37,035	2,769,848
Texas Roadhouse, Inc.	53,017	5,864,740
		8,634,588
Leisure Products — 0.9%
Topgolf Callaway Brands Corporation (a)	126,316	2,800,426

Retail - Discretionary — 4.5%
Academy Sports & Outdoors, Inc.	45,009	2,858,971
Advance Auto Parts, Inc.	47,900	6,012,887
Lithia Motors, Inc.	19,221	4,245,727
		13,117,585
Consumer Staples — 4.1%
Food — 4.1%
Hostess Brands, Inc. (a)	233,598	6,017,484
J & J Snack Foods Corporation	38,373	5,878,744
		11,896,228
Energy — 6.4%
Oil & Gas Producers — 6.4%
Chord Energy Corporation	40,373	5,746,289
Diamondback Energy, Inc.	39,949	5,680,748
Magnolia Oil & Gas Corporation - Class A	130,063	2,746,931
PDC Energy, Inc.	67,948	4,420,017
		18,593,985
COMMON STOCKS — continued

	Shares	Value
Financials — 19.6%
Banking — 11.5%
Atlantic Union Bankshares Corporation	205,175	$5,872,108
Cullen/Frost Bankers, Inc.	51,366	5,663,102
Glacier Bancorp, Inc.	172,628	5,736,428
Seacoast Banking Corporation of Florida	129,642	2,876,756
Texas Capital Bancshares, Inc. (a)	95,182	4,782,896
Triumph Financial, Inc. (a)	53,256	2,767,182
Wintrust Financial Corporation	81,290	5,557,797
		33,256,269
Institutional Financial Services — 1.9%
Perella Weinberg Partners	180,363	1,424,868
Piper Sandler Companies	29,384	3,979,769
		5,404,637
Insurance — 6.2%
BRP Group, Inc. - Class A (a)	225,718	5,685,836
International General Insurance Holdings Ltd.	374,497	3,100,835
RenaissanceRe Holdings Ltd.	28,625	6,166,111
Voya Financial, Inc.	41,616	3,182,792
		18,135,574
Health Care — 9.9%
Biotech & Pharma — 2.0%
Prestige Consumer Healthcare, Inc. (a)	94,989	5,844,673

Health Care Facilities & Services — 1.0%
Premier, Inc. - Class A	88,620	2,953,705

Medical Equipment & Devices — 6.9%
Avantor, Inc. (a)	283,027	5,513,366
Cooper Companies, Inc. (The)	15,209	5,801,473
Integer Holdings Corporation (a)	69,834	5,750,830
Integra LifeSciences Holdings Corporation (a)	50,184	2,776,179
		19,841,848
Industrials — 15.5%
Aerospace & Defense — 5.9%
Hexcel Corporation	85,414	6,156,641
Mercury Systems, Inc. (a)	117,155	5,584,779
Moog, Inc. - Class A	58,829	5,301,081
		17,042,501

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Electrical Equipment — 5.9%
Hubbell, Inc.	21,804	$5,872,254
Littelfuse, Inc.	22,634	5,482,860
Veritiv Holdings Company	391,252	5,837,480
		17,192,594
Machinery — 3.7%
AGCO Corporation	34,916	4,327,489
Albany International Corporation - Class A	68,243	6,224,444
		10,551,933
Materials — 11.3%
Chemicals — 4.3%
Axalta Coating Systems Ltd. (a)	186,430	5,885,595
Ecovyst, Inc. (a)	581,579	6,600,922
		12,486,517
Construction Materials — 2.0%
Eagle Materials, Inc.	38,796	5,749,955

Containers & Packaging — 2.0%
WestRock Company	188,804	5,650,904

Forestry, Paper & Wood Products — 2.1%
Boise Cascade Company	87,897	6,004,244

Metals & Mining — 0.9%
Encore Wire Corporation	17,420	2,723,268

Real Estate — 9.2%
REITs — 9.2%
Americold Realty Trust, Inc.	200,874	5,943,861
Corporate Office Properties Trust	246,718	5,647,375
First Industrial Realty Trust, Inc.	81,793	4,291,679
National Retail Properties, Inc.	67,940	2,955,390
National Storage Affiliates Trust	72,878	2,809,447
Urban Edge Properties	343,501	5,039,160
		26,686,912
Technology — 7.7%
Semiconductors — 2.6%
Amkor Technology, Inc.	122,189	2,733,368
Lattice Semiconductor Corporation (a)	30,004	2,391,318
Rambus, Inc. (a)	56,723	2,515,098
		7,639,784
Software — 2.2%
Tyler Technologies, Inc. (a)	16,489	6,249,826
COMMON STOCKS — continued

	Shares	Value
Technology — continued
Technology Services — 2.9%
CACI International, Inc. - Class A (a)	18,809	$5,893,236
Science Applications International Corporation	26,205	2,673,696
		8,566,932
Utilities — 5.2%
Electric Utilities — 5.2%
Alliant Energy Corporation	54,104	2,983,294
IDACORP, Inc.	54,418	6,046,928
NorthWestern Corporation	102,438	6,004,916
		15,035,138
Total Common Stocks (Cost $266,818,247)		$288,085,809

MONEY MARKET FUNDS — 0.5%
SEI Daily Income Trust, Government Fund - Class F, 4.50% (b) (Cost $1,427,442)	1,427,442	$1,427,442

Investments at Value — 99.9% (Cost $268,245,689)		$289,513,251

Other Assets in Excess of Liabilities — 0.1%		317,250

Net Assets — 100.0%		$289,830,501

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 96.8%

	Shares	Value
Consumer Discretionary — 10.7%
Automotive — 1.0%
Methode Electronics, Inc.	266,377	$10,918,793

Home Construction — 3.3%
Century Communities, Inc.	178,068	11,991,099
Masonite International Corporation (a)	249,943	22,847,290
		34,838,389
Leisure Facilities & Services — 3.3%
Chuy’s Holdings, Inc. (a)	366,822	12,794,751
Papa John’s International, Inc.	301,662	22,561,301
		35,356,052
Retail - Discretionary — 3.1%
Academy Sports & Outdoors, Inc.	167,652	10,649,255
Monro, Inc.	459,250	22,448,140
		33,097,395
Consumer Staples — 6.2%
Beverages — 1.1%
Duckhorn Portfolio, Inc. (The) (a)	749,080	11,311,108

Food — 4.2%
Hostess Brands, Inc. (a)	840,914	21,661,945
J & J Snack Foods Corporation	149,308	22,873,985
		44,535,930
Household Products — 0.9%
Central Garden & Pet Company - Class A (a)	283,357	10,011,003
COMMON STOCKS — continued

	Shares	Value
Energy — 6.7%
Oil & Gas Producers — 6.7%
Chord Energy Corporation	87,529	$12,458,003
Enerplus Corporation	925,667	13,847,978
Northern Oil and Gas, Inc.	690,084	22,890,086
Sitio Royalties Corporation - Class A	879,240	22,323,904
		71,519,971
Financials — 23.5%
Banking — 16.9%
Atlantic Union Bankshares Corporation	751,763	21,515,457
Banner Corporation	229,636	11,463,429
City Holding Company	248,920	22,699,015
First Bancorp	630,009	19,391,677
National Bank Holdings Corporation - Class A	349,188	11,104,178
Provident Financial Services, Inc.	596,474	10,426,365
Renasant Corporation	724,064	20,360,680
Sandy Spring Bancorp, Inc.	481,754	10,829,830
Seacoast Banking Corporation of Florida	979,615	21,737,657
Triumph Financial, Inc. (a)	374,262	19,446,654
Veritex Holdings, Inc.	625,780	10,769,674
		179,744,616
Institutional Financial Services — 3.8%
Moelis & Company - Class A	511,384	19,371,226
Piper Sandler Companies	154,300	20,898,392
		40,269,618
Insurance — 2.8%
AMERISAFE, Inc.	205,756	11,450,321
BRP Group, Inc. - Class A (a)	475,391	11,975,099
Skyward Specialty Insurance Group, Inc. (a)	287,834	6,153,891
		29,579,311
Health Care — 8.2%
Biotech & Pharma — 2.1%
Prestige Consumer Healthcare, Inc. (a)	370,154	22,775,576

Health Care Facilities & Services — 2.1%
Patterson Companies, Inc.	805,064	21,825,285

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Health Care — continued
Medical Equipment & Devices — 4.0%
Avanos Medical, Inc. (a)	365,418	$10,794,448
CONMED Corporation	168,628	21,174,618
Merit Medical Systems, Inc. (a)	128,639	10,457,064
		42,426,130
Industrials — 11.9%
Aerospace & Defense — 2.1%
Moog, Inc. - Class A	248,696	22,409,996

Engineering & Construction — 2.0%
Comfort Systems USA, Inc.	144,318	21,574,098

Industrial Intermediate Products — 1.0%
AZZ, Inc.	285,875	10,786,064

Machinery — 6.1%
Alamo Group, Inc.	121,386	21,452,548
Albany International Corporation - Class A	251,002	22,893,892
Federal Signal Corporation	399,849	20,544,242
		64,890,682
Transportation & Logistics — 0.7%
ArcBest Corporation	79,924	7,544,825

Materials — 9.4%
Chemicals — 4.6%
Ecovyst, Inc. (a)	1,437,826	16,319,325
Innospec, Inc.	117,652	11,956,973
Stepan Company	229,652	21,173,914
		49,450,212
Construction Materials — 0.5%
Summit Materials, Inc. - Class A (a)	201,622	5,526,459

Forestry, Paper & Wood Products — 2.0%
Boise Cascade Company	229,591	15,683,361
UFP Industries, Inc.	66,532	5,224,093
		20,907,454
Metals & Mining — 2.3%
Encore Wire Corporation	85,347	13,342,297
Livent Corporation (a)	498,420	10,890,477
		24,232,774
COMMON STOCKS — continued

	Shares	Value
Real Estate — 12.4%
REITs — 12.4%
Corporate Office Properties Trust	944,076	$21,609,900
Easterly Government Properties, Inc.	815,450	11,473,381
Four Corners Property Trust, Inc.	855,902	21,834,060
Plymouth Industrial REIT, Inc.	1,062,208	21,499,090
PotlatchDeltic Corporation	469,039	21,683,673
Sunstone Hotel Investors, Inc.	1,125,740	10,728,302
Urban Edge Properties	1,589,992	23,325,183
		132,153,589
Technology — 3.6%
Semiconductors — 1.9%
Rambus, Inc. (a)	456,391	20,236,377

Technology Hardware — 1.7%
Viavi Solutions, Inc. (a)	2,048,522	18,354,757

Utilities — 4.1%
Electric Utilities — 4.1%
Avista Corporation	488,135	21,512,109
NorthWestern Corporation	374,333	21,943,401
		43,455,510
Total Common Stocks (Cost $964,630,977)		$1,029,731,974

MONEY MARKET FUNDS — 1.8%
SEI Daily Income Trust, Government Fund - Class F, 4.50% (b) (Cost $18,931,699)	18,931,699	$18,931,699

Investments at Value — 98.5% (Cost $983,562,676)		$1,048,663,673

Other Assets in Excess of Liabilities — 1.5%		15,461,489

Net Assets — 100.0%		$1,064,125,162

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.3%

	Shares	Value
Communications — 2.7%
Telecommunications — 2.7%
AT&T, Inc.	34,703	$613,202

Consumer Discretionary — 3.0%
Leisure Facilities & Services — 1.0%
Papa John’s International, Inc.	3,038	227,212

Retail - Discretionary — 2.0%
O’Reilly Automotive, Inc. (a)	493	452,234

Consumer Staples — 6.2%
Beverages — 2.3%
PepsiCo, Inc.	2,722	519,603

Household Products — 1.9%
Estee Lauder Companies, Inc. (The) - Class A	1,698	418,930

Retail - Consumer Staples — 2.0%
Walmart, Inc.	3,070	463,478

Energy — 9.4%
Oil & Gas Producers — 9.4%
Chevron Corporation	4,030	679,377
Diamondback Energy, Inc.	3,466	492,865
EOG Resources, Inc.	3,503	418,504
Pioneer Natural Resources Company	2,471	537,566
		2,128,312
COMMON STOCKS — continued

	Shares	Value
Financials — 18.4%
Banking — 6.8%
Bank of America Corporation	19,408	$568,266
Glacier Bancorp, Inc.	8,109	269,462
JPMorgan Chase & Company	4,981	688,574
		1,526,302
Institutional Financial Services — 2.2%
Goldman Sachs Group, Inc. (The)	1,026	352,369
Perella Weinberg Partners	16,891	133,439
		485,808
Insurance — 9.4%
Arthur J. Gallagher & Company	2,206	458,980
Berkshire Hathaway, Inc. - Class B (a)	1,573	516,809
Chubb Ltd.	2,251	453,712
Everest Re Group Ltd.	1,237	467,586
International General Insurance Holdings Ltd.	28,011	231,931
		2,129,018
Health Care — 18.0%
Biotech & Pharma — 6.0%
Gilead Sciences, Inc.	8,053	662,037
Johnson & Johnson	4,196	686,886
		1,348,923
Health Care Facilities & Services — 3.1%
HCA Healthcare, Inc.	863	247,966
UnitedHealth Group, Inc.	913	449,278
		697,244
Medical Equipment & Devices — 8.9%
Abbott Laboratories	4,074	450,055
Avantor, Inc. (a)	14,970	291,616
Becton, Dickinson and Company	1,589	419,988
Cooper Companies, Inc. (The)	1,189	453,544
Danaher Corporation	1,656	392,323
		2,007,526
Industrials — 11.4%
Aerospace & Defense — 5.4%
Hexcel Corporation	4,842	349,012
L3Harris Technologies, Inc.	2,109	411,571
Mercury Systems, Inc. (a)	9,558	455,630
		1,216,213
Electrical Equipment — 1.6%
Veritiv Holdings Company	24,601	367,047

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Machinery — 3.0%
AGCO Corporation	1,618	$200,535
Albany International Corporation - Class A	5,340	487,061
		687,596
Transportation & Logistics — 1.4%
FedEx Corporation	1,365	310,920

Materials — 8.2%
Chemicals — 8.2%
Axalta Coating Systems Ltd. (a)	16,179	510,771
CF Industries Holdings, Inc.	4,565	326,763
Corteva, Inc.	7,085	433,035
Ecovyst, Inc. (a)	50,195	569,713
		1,840,282
Real Estate — 4.9%
REITs — 4.9%
Americold Realty Trust, Inc.	14,923	441,571
Ventas, Inc.	6,820	327,701
VICI Properties, Inc.	9,940	337,364
		1,106,636
Technology — 9.9%
Semiconductors — 2.2%
ASML Holding N.V.	338	215,259
Rambus, Inc. (a)	6,500	288,210
		503,469
Software — 3.6%
Microsoft Corporation	1,162	357,036
Tyler Technologies, Inc. (a)	1,194	452,562
		809,598
Technology Hardware — 2.0%
Motorola Solutions, Inc.	1,569	457,207

Technology Services — 2.1%
CACI International, Inc. - Class A (a)	1,498	469,353
COMMON STOCKS — continued

	Shares	Value
Utilities — 6.2%
Electric Utilities — 6.2%
CMS Energy Corporation	8,320	$518,003
IDACORP, Inc.	3,022	335,805
WEC Energy Group, Inc.	5,714	549,515
		1,403,323
Total Common Stocks (Cost $20,821,667)		$22,189,436

MONEY MARKET FUNDS — 1.2%
First American Treasury Obligations Fund - Class X, 4.72% (b) (Cost $269,693)	269,693	$269,693

Investments at Value — 99.5% (Cost $21,091,360)		$22,459,129

Other Assets in Excess of Liabilities — 0.5%		106,776

Net Assets — 100.0%		$22,565,905

N.V. — Naamloze Vennootschap

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 7.5%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 3.4% (a)
U.S. Treasury Bills	4.546%	06/01/23	$4,250,000	$4,234,101

U.S. Treasury Bonds — 3.2%
U.S. Treasury Bonds	2.875%	05/15/52	2,225,000	1,901,854
U.S. Treasury Bonds	3.000%	08/15/52	2,400,000	2,106,000
				4,007,854
U.S. Treasury Notes — 0.9%
U.S. Treasury Notes	4.125%	09/30/27	1,100,000	1,122,902
Total U.S. Government & Agencies (Cost $9,347,267)				$9,364,857

CONVERTIBLE BONDS — 3.1%
Consumer Discretionary — 0.5%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	$630,000	$608,895

Health Care — 0.9%
CONMED Corporation	2.625%	02/01/24	810,000	1,161,540

Technology — 1.7%
Akamai Technologies, Inc.	0.125%	05/01/25	985,000	1,014,092
Ziff Davis, Inc., 144A	1.750%	11/01/26	1,182,000	1,126,446
				2,140,538
Total Convertible Bonds (Cost $3,828,625)				$3,910,973

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — 34.4%

	Coupon	Maturity	Par Value	Value
Communications — 0.3%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$465,000	$424,661

Consumer Discretionary — 3.2%
Brunswick Corporation	2.400%	08/18/31	297,000	226,565
Cinemark USA, Inc., 144A	5.875%	03/15/26	750,000	716,602
Darden Restaurants, Inc.	4.550%	02/15/48	690,000	586,182
Ford Motor Credit Company, LLC	4.271%	01/09/27	485,000	448,955
General Motors Financial Company, Inc.	2.350%	01/08/31	550,000	433,577
Lowe’s Companies, Inc.	5.625%	04/15/53	420,000	422,381
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,110,000	1,184,333
				4,018,595
Consumer Staples — 1.5%
Pilgrim’s Pride Corporation	6.250%	07/01/33	740,000	730,054
Vector Group Ltd., 144A	5.750%	02/01/29	700,000	626,293
Viterra Finance B.V., 144A	2.000%	04/21/26	627,000	559,764
				1,916,111
Energy — 3.1%
Diamondback Energy, Inc.	4.400%	03/24/51	900,000	733,270
MPLX, L.P.	4.950%	09/01/32	850,000	833,306
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	825,000	791,020
Petróleos Mexicanos	6.700%	02/16/32	1,345,000	1,034,344
TransCanada Trust	5.600%	03/07/82	590,000	498,868
				3,890,808
Financials — 9.5%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	691,000	565,745
AerCap Ireland Capital Ltd.	3.850%	10/29/41	646,000	485,143
Aircastle Ltd., 144A	5.250%	08/11/25	510,000	499,614
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	480,000	460,177
Ares Capital Corporation, 144A	3.875%	01/15/26	1,625,000	1,513,046
Avolon Holdings Funding Ltd., 144A	2.750%	02/21/28	1,500,000	1,260,757
Bank of America Corporation, Series N (3MO LIBOR + 131) (b)	4.271%	07/23/29	470,000	449,561
Barclays plc (b)	7.437%	11/02/33	380,000	417,835
Capital One Financial Corporation (Yield of U.S. T-Note 1.625% 02/31 + 112) (b)	2.359%	07/29/32	415,000	300,108
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,121,000	1,009,313
HSBC Holdings plc	6.254%	03/09/34	555,000	577,359
HSBC Holdings plc (c)	8.000%	12/31/49	695,000	689,787
Lincoln National Corporation (c)	9.250%	12/31/49	400,000	401,000
Lincoln National Corporation (3MO LIBOR + 235.8) (b)	7.234%	05/17/66	340,000	214,200
National Australia Bank Ltd., 144A	6.429%	01/12/33	590,000	609,723
NatWest Group plc	5.516%	09/30/28	900,000	902,380
Protective Life Global Funding, 144A	5.366%	01/06/26	760,000	771,620
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (b)	1.494%	08/10/27	865,000	750,223
				11,877,591
Health Care — 2.9%
Bausch Health Companies, Inc., 144A	5.500%	11/01/25	1,000,000	871,934
Community Health Systems, Inc., 144A	5.250%	05/15/30	1,400,000	1,166,793
Flex Ltd.	6.000%	01/15/28	930,000	948,121

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Health Care — continued
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	$810,000	$638,313
				3,625,161
Industrials — 3.3%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	840,400	740,139
AP Moller - Maersk A/S, 144A	4.500%	06/20/29	600,000	592,132
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	772,591
GEO Group, Inc. (The)	10.500%	06/30/28	1,000,000	1,011,250
Triton Container International Ltd., 144A	0.800%	08/01/23	965,000	950,993
				4,067,105
Materials — 1.9%
Livent Corporation	4.125%	07/15/25	460,000	1,181,510
SSR Mining, Inc.	2.500%	04/01/39	1,155,000	1,234,695
				2,416,205
Real Estate — 2.1%
Corporate Office Properties, L.P.	2.250%	03/15/26	974,000	868,767
Iron Mountain, Inc., 144A	5.000%	07/15/28	730,000	686,489
Kimco Realty Corporation	4.600%	02/01/33	575,000	541,812
MPT Operating Partnership, L.P.	4.625%	08/01/29	729,000	551,645
				2,648,713
Technology — 4.3%
Dell International, LLC / EMC Corporation	5.750%	02/01/33	910,000	919,605
MongoDB, Inc.	0.250%	01/15/26	550,000	723,855
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	1,100,000	841,294
NICE Ltd.	0.000%	09/15/25	1,040,000	965,120
Oracle Corporation	6.900%	11/09/52	395,000	443,041
TIBCO Software, Inc., 144A	6.500%	03/31/29	1,000,000	901,181
Verisk Analytics, Inc.	5.750%	04/01/33	585,000	615,665
				5,409,761
Utilities — 2.3%
Consolidated Edison Company, Inc.	3.850%	06/15/46	1,069,000	867,613
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	1,010,000	1,017,651
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	1,000,000	943,994
				2,829,258
Total Corporate Bonds (Cost $44,757,881)				$43,123,969

FOREIGN GOVERNMENTS — 1.4%
Chile Government International Bonds	3.500%	01/31/34	$1,000,000	$903,537
Republic of South Africa Government Bonds	5.875%	04/20/32	885,000	802,695
Total Foreign Governments (Cost $1,884,340)				$1,706,232

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — 46.5%

	Shares	Value
Communications — 2.9%
Entertainment Content — 1.4%
Activision Blizzard, Inc. (d)	23,058	$1,791,837

Internet Media & Services — 0.8%
Netflix, Inc. (d)	2,927	965,705

Telecommunications — 0.7%
AT&T, Inc.	47,306	835,897

Consumer Discretionary — 5.1%
Automotive — 0.7%
Harley-Davidson, Inc.	23,010	853,671

E-Commerce Discretionary — 0.5%
Amazon.com, Inc. (d)	6,257	659,801

Home Construction — 0.9%
Toll Brothers, Inc.	18,007	1,150,827

Leisure Facilities & Services — 2.0%
McDonald’s Corporation	5,444	1,610,063
Six Flags Entertainment Corporation (d)	35,527	862,240
		2,472,303
Retail - Discretionary — 1.0%
Home Depot, Inc. (The)	4,336	1,303,142

Consumer Staples — 2.7%
Household Products — 0.7%
Estee Lauder Companies, Inc. (The) - Class A	3,569	880,544

Retail - Consumer Staples — 2.0%
Costco Wholesale Corporation	2,238	1,126,206
Walmart, Inc.	9,449	1,426,516
		2,552,722
Energy — 3.4%
Oil & Gas Producers — 3.4%
Devon Energy Corporation	30,683	1,639,392
Energy Transfer, L.P.	203,019	2,614,885
		4,254,277
Oil & Gas Services & Equipment — 0.0% (e)
Atlas Energy Solutions, Inc. (d)	3,261	58,829
COMMON STOCKS — continued

	Shares	Value
Financials — 6.7%
Asset Management — 0.7%
Charles Schwab Corporation (The)	16,554	$864,781

Banking — 4.4%
Comerica, Inc.	13,781	597,682
JPMorgan Chase & Company	18,866	2,608,036
Texas Capital Bancshares, Inc. (d)	30,288	1,521,972
Wells Fargo & Company	20,128	800,088
		5,527,778
Insurance — 1.6%
Chubb Ltd.	4,711	949,549
Progressive Corporation (The)	7,282	993,265
		1,942,814
Health Care — 5.2%
Biotech & Pharma — 4.6%
Amgen, Inc.	6,515	1,561,906
Bristol-Myers Squibb Company	23,417	1,563,553
Gilead Sciences, Inc.	25,188	2,070,705
Johnson & Johnson	3,815	624,516
		5,820,680
Medical Equipment & Devices — 0.6%
Medtronic plc	8,138	740,151

Industrials — 3.4%
Aerospace & Defense — 0.9%
Moog, Inc. - Class A	13,248	1,193,777

Diversified Industrials — 0.8%
Honeywell International, Inc.	4,902	979,616

Machinery — 0.9%
Deere & Company	2,998	1,133,304

Transportation & Logistics — 0.8%
Union Pacific Corporation	5,187	1,015,096

Materials — 2.8%
Metals & Mining — 2.8%
Barrick Gold Corporation	49,296	938,596
Freeport-McMoRan, Inc.	44,473	1,685,971
Glencore plc - ADR	76,176	894,306
		3,518,873

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Real Estate — 1.7%
REITs — 1.7%
Simon Property Group, Inc.	12,242	$1,387,263
VICI Properties, Inc.	23,165	786,220
		2,173,483
Technology — 10.5%
Semiconductors — 1.8%
ASML Holding N.V.	1,958	1,246,972
Rambus, Inc. (d)	23,399	1,037,512
		2,284,484
Software — 3.3%
Microsoft Corporation	10,883	3,343,911
Workday, Inc. - Class A (d)	4,346	808,964
		4,152,875
Technology Hardware — 4.0%
Apple, Inc.	29,264	4,965,515

Technology Services — 1.4%
International Business Machines
Corporation	6,433	813,196
PayPal Holdings, Inc. (d)	11,829	899,004
		1,712,200
Utilities — 2.1%
Electric Utilities — 2.1%
CMS Energy Corporation	9,832	612,140
NextEra Energy Partners, L.P.	19,541	1,123,803
WEC Energy Group, Inc.	8,722	838,795
		2,574,738
Total Common Stocks (Cost $49,648,093)		$58,379,720

EXCHANGE-TRADED FUNDS — 1.1%
JPMorgan Nasdaq Equity Premium Income ETF (Cost $1,278,248)	30,232	$1,383,719

PREFERRED STOCKS — 4.5%
Communications — 1.3%
Telecommunications — 1.3%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A (d)	1,425	$1,659,498
PREFERRED STOCKS — continued

	Shares	Value
Health Care — 1.4%
Medical Equipment & Devices — 1.4%
Boston Scientific Corporation, 5.500% - Series A	14,200	$1,785,366

Utilities — 1.8%
Electric Utilities — 1.8%
AES Corporation (The), 6.875%	12,250	1,102,622
American Electric Power Company, Inc., 6.125%	21,450	1,090,518
		2,193,140
Total Preferred Stocks (Cost $5,307,270)		$5,638,004

MONEY MARKET FUNDS — 1.2%
SEI Daily Income Trust, Government Fund - Class F, 4.50% (f) (Cost $1,458,179)	1,458,179	$1,458,179

Investments at Value — 99.7% (Cost $117,509,903)		$124,965,653

Other Assets in Excess of Liabilities — 0.3%		447,726

Net Assets — 100.0%		$125,413,379

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $21,993,705 as of April 30, 2023, representing 17.5% of net assets.

A/S - Aktieselskab

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

N.V - Naamloze Vennootschap

plc - Public Limited Company

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

T-Note - U.S. Treasury Note

(a)	The rate shown represents effective yield at time of purchase.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Security has a perpetual maturity date.

(d)	Non-income producing security.

(e)	Percentage rounds to less than 0.1%.

(f)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

*	Percentage rounds to less than 0.1%

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 7.4%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 0.6% (a)
U.S. Treasury Bills	4.995%	08/17/23	$4,000,000	$3,940,120

U.S. Treasury Bonds — 2.6%
U.S. Treasury Bonds	1.875%	11/15/51	6,753,000	4,595,733
U.S. Treasury Bonds	2.875%	05/15/52	4,055,000	3,466,075
U.S. Treasury Bonds	3.000%	08/15/52	8,933,000	7,838,707
				15,900,515
U.S. Treasury Notes — 4.2%
U.S. Treasury Notes	2.875%	06/15/25	7,000,000	6,834,297
U.S. Treasury Notes	2.500%	03/31/27	9,735,000	9,327,347
U.S. Treasury Notes	2.625%	05/31/27	5,000,000	4,808,203
U.S. Treasury Notes	3.250%	06/30/27	3,000,000	2,955,469
U.S. Treasury Notes	4.125%	09/30/27	2,000,000	2,041,640
				25,966,956
Total U.S. Government & Agencies (Cost $47,174,297)				$45,807,591

CONVERTIBLE BONDS — 2.6%
Communications — 0.4%
Snap, Inc.	0.125%	03/01/28	$3,439,000	$2,364,313

Consumer Discretionary — 0.3%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	2,175,000	2,102,138

Health Care — 1.0%
Exact Sciences Corporation	0.375%	03/15/27	6,523,000	5,942,655

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

CONVERTIBLE BONDS — continued

	Coupon	Maturity	Par Value	Value
Technology — 0.9%
Akamai Technologies, Inc.	0.125%	05/01/25	$5,733,000	$5,902,322
Total Convertible Bonds (Cost $18,909,394)				$16,311,428

CORPORATE BONDS — 47.9%
Communications — 3.0%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$3,050,000	$2,785,410
Charter Communications Operating, LLC	3.500%	03/01/42	6,705,000	4,509,935
Comcast Corporation	0.250%	05/20/27	3,000,000	2,916,331
DISH DBS Corporation	5.875%	11/15/24	4,300,000	3,551,746
Vodafone Group plc	4.875%	06/19/49	2,877,000	2,579,959
WarnerMedia Holdings, Inc., 144A	4.054%	03/15/29	2,630,000	2,429,095
				18,772,476
Consumer Discretionary — 3.4%
AutoNation, Inc.	3.850%	03/01/32	3,280,000	2,768,008
Brunswick Corporation	2.400%	08/18/31	1,834,000	1,399,059
Lowe’s Companies, Inc.	5.625%	04/15/53	2,555,000	2,569,485
Ross Stores, Inc.	4.600%	04/15/25	6,085,000	6,047,645
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	3,540,000	3,777,063
Thor Industries, Inc., 144A	4.000%	10/15/29	1,330,000	1,090,589
Whirlpool Corporation	4.750%	02/26/29	3,540,000	3,533,302
				21,185,151
Consumer Staples — 3.4%
7-Eleven, Inc., 144A	0.950%	02/10/26	2,170,000	1,959,135
BAT Capital Corporation	7.750%	10/19/32	3,576,000	3,975,050
Pilgrim’s Pride Corporation	6.250%	07/01/33	3,720,000	3,670,003
Smithfield Foods, Inc., 144A	3.000%	10/15/30	2,799,000	2,227,537
Vector Group Ltd., 144A	5.750%	02/01/29	3,727,000	3,334,564
Viterra Finance B.V., 144A	2.000%	04/21/26	4,528,000	4,042,442
Viterra Finance B.V., 144A	4.900%	04/21/27	1,869,000	1,804,141
				21,012,872
Energy — 2.8%
Colonial Pipeline Company, 144A	3.750%	10/01/25	4,560,000	4,498,113
Diamondback Energy, Inc.	6.250%	03/15/33	1,955,000	2,081,784
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	3,313,000	3,176,542
Petróleos Mexicanos	6.700%	02/16/32	6,515,000	5,010,224
TransCanada Trust	5.600%	03/07/82	2,918,000	2,467,285
				17,233,948
Financials — 20.7%
AerCap Ireland Capital Ltd.	6.500%	07/15/25	1,184,000	1,194,688
AerCap Ireland Capital Ltd.	3.300%	01/30/32	3,939,000	3,224,992
AerCap Ireland Capital Ltd.	3.850%	10/29/41	3,927,000	2,949,159
Aircastle Ltd., 144A	5.250%	08/11/25	4,209,000	4,123,283
Ally Financial, Inc.	1.450%	10/02/23	382,000	373,454
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	4,325,000	4,146,383
Bank of America Corporation	3.311%	04/22/42	8,650,000	6,709,771
Barclays plc	7.437%	11/02/33	2,400,000	2,638,961

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Financials — continued
BNP Paribas S.A., 144A (b)	4.625%	02/25/31	$4,146,000	$2,941,172
Capital One Financial Corporation (Yield of U.S. T-Note 1.625% 02/31 + 112) (c)	2.359%	07/29/32	6,635,000	4,798,113
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	5,893,000	5,305,873
Corebridge Financial, Inc., 144A	3.500%	04/04/25	2,259,000	2,169,030
Equitable Financial Life, 144A	1.800%	03/08/28	3,964,000	3,379,733
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	3,425,000	3,507,172
Goldman Sachs Group Inc (3MO LIBOR + 130.1) (c)	4.223%	05/01/29	3,861,000	3,702,234
Hercules Capital, Inc.	2.625%	09/16/26	3,959,000	3,379,789
HSBC Holdings plc	6.254%	03/09/34	2,760,000	2,871,189
HSBC Holdings plc (b)	8.000%	12/31/49	3,455,000	3,429,087
JPMorgan Chase & Company	1.561%	12/10/25	3,170,000	2,974,664
JPMorgan Chase & Company (b)	3.650%	12/31/49	6,940,000	6,084,298
Lincoln National Corporation (b)	9.250%	12/31/49	2,065,000	2,070,162
Lincoln National Corporation (3MO LIBOR + 235.8) (c)	7.234%	05/17/66	1,720,000	1,083,600
Mitsubishi UFJ Financial Group, Inc. (Yield of U.S. T-Note with a constant maturity of 1 year + 55) (c)	0.953%	07/19/25	5,075,000	4,790,380
Morgan Stanley (c)	1.512%	07/20/27	6,715,000	5,958,768
Morgan Stanley (SOFR + 262) (c)	5.297%	04/20/37	4,138,000	3,938,084
National Australia Bank Ltd., 144A	6.429%	01/12/33	2,870,000	2,965,941
NatWest Group plc	5.516%	09/30/28	5,300,000	5,314,017
Nomura Holdings, Inc.	2.679%	07/16/30	2,331,000	1,919,603
PNC Financial Services Group, Inc. (The) (b)	3.400%	12/31/49	4,880,000	3,733,712
Protective Life Global Funding, 144A	5.366%	01/06/26	3,735,000	3,792,104
Royal Bank of Canada	6.000%	11/01/27	2,170,000	2,276,613
U.S. Bancorp (b)	3.700%	12/31/49	3,675,000	2,829,750
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (c)	1.494%	08/10/27	6,675,000	5,789,296
Unum Group	4.125%	06/15/51	3,257,000	2,361,908
Wells Fargo & Company (Yield of U.S. T-Note with a constant maturity of 5 years + 345.3) (b)(c)	3.900%	12/31/49	6,699,000	5,829,420
Westpac Banking Corporation	3.133%	11/18/41	6,479,000	4,499,411
				129,055,814
Health Care — 2.5%
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	4,177,000	3,009,828
Community Health Systems, Inc., 144A	5.250%	05/15/30	5,575,000	4,646,337
Flex Ltd.	6.000%	01/15/28	4,735,000	4,827,261
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	4,125,000	3,250,665
				15,734,091
Industrials — 1.5%
Delta Air Lines, Inc.	7.375%	01/15/26	557,000	587,103
Flowserve Corporation	3.500%	10/01/30	1,867,000	1,645,287
Regal Rexnord Corporation, 144A	6.300%	02/15/30	3,050,000	3,102,275
Sempra Infrastructure, 144A	3.250%	01/15/32	5,198,000	4,309,955
				9,644,620
Materials — 0.4%
Braskem Netherlands Finance BV, 144A	7.250%	02/13/33	2,480,000	2,375,263

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Real Estate — 2.4%
American Tower Corporation	2.950%	01/15/51	$2,070,000	$1,332,312
Kimco Realty Corporation	4.600%	02/01/33	4,600,000	4,334,498
MPT Operating Partnership, L.P.	4.625%	08/01/29	2,446,000	1,850,923
Sabra Health Care, L.P.	3.200%	12/01/31	3,313,000	2,482,031
Simon Property Group, L.P.	5.500%	03/08/33	3,490,000	3,550,079
Vornado Realty, L.P.	3.400%	06/01/31	1,757,000	1,246,332
				14,796,175
Technology — 5.5%
Dell International, LLC	8.350%	07/15/46	3,980,000	4,899,934
DXC Technology Company	1.800%	09/15/26	4,104,000	3,601,204
Jabil, Inc.	1.700%	04/15/26	2,909,000	2,638,152
Kyndryl Holdings, Inc.	2.050%	10/15/26	2,124,000	1,858,399
Microchip Technology, Inc.	2.670%	09/01/23	1,266,000	1,253,897
Micron Technology, Inc.	2.703%	04/15/32	188,000	150,306
NXP B.V./NXP Funding, LLC	5.000%	01/15/33	4,350,000	4,249,107
Oracle Corporation	6.250%	11/09/32	3,720,000	4,009,545
Oracle Corporation	6.900%	11/09/52	2,075,000	2,327,365
TIBCO Software, Inc., 144A	6.500%	03/31/29	3,675,000	3,311,841
Verisk Analytics, Inc.	5.750%	04/01/33	2,910,000	3,062,541
VMware, Inc.	4.700%	05/15/30	2,911,000	2,801,460
				34,163,751
Utilities — 2.3%
NextEra Energy Capital Holdings, Inc.	2.440%	01/15/32	1,313,000	1,088,506
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	5,092,000	5,130,574
Pacific Gas and Electric Company	4.950%	07/01/50	4,895,000	3,985,103
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	4,166,000	3,932,676
				14,136,859
Total Corporate Bonds (Cost $320,016,719)				$298,111,020

FOREIGN GOVERNMENTS — 1.3%
Chile Government International Bonds	2.750%	01/31/27	$266,000	$250,920
Chile Government International Bonds	4.340%	03/07/42	270,000	244,742
Indonesia Government International Bonds	4.550%	01/11/28	250,000	250,409
Mexico Government International Bonds	4.875%	05/19/33	482,000	467,020
Mexico Government International Bonds	3.500%	02/12/34	1,018,000	871,434
Mexico Government International Bonds	6.350%	02/09/35	385,000	412,117
Mexico Government International Bonds	3.771%	05/24/61	835,000	575,550
Panama Government International Bonds	3.870%	07/23/60	508,000	339,527
Saudi Government International Bonds, 144A	2.250%	02/02/33	5,835,000	4,850,414
Total Foreign Governments (Cost $9,838,434)				$8,262,133

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — 32.3%

	Shares	Value
Communications — 2.1%
Entertainment Content — 1.4%
Activision Blizzard, Inc. (d)	112,119	$8,712,767

Telecommunications — 0.7%
AT&T, Inc.	255,931	4,522,301

Consumer Discretionary — 2.0%
Home Construction — 0.9%
Toll Brothers, Inc.	87,207	5,573,400

Retail - Discretionary — 1.1%
Home Depot, Inc. (The)	23,552	7,078,318

Consumer Staples — 1.6%
Household Products — 0.7%
Estee Lauder Companies, Inc. (The) - Class A	18,044	4,451,815

Retail - Consumer Staples — 0.9%
Walmart, Inc.	37,609	5,677,831

Energy — 2.9%
Oil & Gas Producers — 1.7%
Energy Transfer, L.P.	821,075	10,575,446

Oil & Gas Services & Equipment — 0.8%
Schlumberger Ltd.	101,912	5,029,357

Renewable Energy — 0.4%
Atlantica Sustainable Infrastructure plc	91,158	2,426,626

Financials — 5.1%
Asset Management — 1.4%
Blackstone, Inc.	45,960	4,105,607
Charles Schwab Corporation (The)	80,827	4,222,403
		8,328,010
Banking — 2.9%
Bank of America Corporation	172,247	5,043,392
Comerica, Inc.	69,925	3,032,647
JPMorgan Chase & Company	73,473	10,156,908
		18,232,947
Insurance — 0.8%
Progressive Corporation (The)	36,193	4,936,725
COMMON STOCKS — continued

	Shares	Value
Health Care — 5.1%
Biotech & Pharma — 3.7%
Amgen, Inc.	27,189	$6,518,291
Bristol-Myers Squibb Company	146,585	9,787,480
Gilead Sciences, Inc.	76,327	6,274,843
		22,580,614
Medical Equipment & Devices — 1.4%
Becton, Dickinson and Company	16,108	4,257,505
Medtronic plc	49,806	4,529,856
		8,787,361
Industrials — 3.0%
Aerospace & Defense — 0.7%
Lockheed Martin Corporation	8,727	4,053,255

Diversified Industrials — 0.9%
Honeywell International, Inc.	28,712	5,737,806

Machinery — 0.7%
Deere & Company	11,320	4,279,186

Transportation & Logistics — 0.7%
Union Pacific Corporation	23,538	4,606,387

Materials — 2.1%
Metals & Mining — 2.1%
Barrick Gold Corporation	372,278	7,088,173
Freeport-McMoRan, Inc.	152,786	5,792,117
		12,880,290
Real Estate — 1.1%
REITs — 1.1%
Simon Property Group, Inc.	35,254	3,994,983
VICI Properties, Inc.	89,611	3,041,398
		7,036,381
Technology — 7.3%
Semiconductors — 0.8%
ASML Holding N.V.	7,395	4,709,580

Software — 2.7%
Microsoft Corporation	55,044	16,912,819

Technology Hardware — 2.2%
Apple, Inc.	82,146	13,938,533

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Technology — continued
Technology Services — 1.6%
International Business Machines Corporation	39,297	$4,967,534
PayPal Holdings, Inc. (d)	62,232	4,729,632
		9,697,166
Total Common Stocks (Cost $164,808,544)		$200,764,921

EXCHANGE-TRADED FUNDS — 2.1%
Global X Nasdaq 100 Covered Call ETF	353,879	$6,118,568
JPMorgan Nasdaq Equity Premium Income ETF	152,886	6,997,592
Total Exchange-Traded Funds (Cost $13,409,228)		$13,116,160

PREFERRED STOCKS — 5.8%
Communications — 1.2%
Telecommunications — 1.2%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	6,575	$7,656,982

Financials — 0.8%
Banking — 0.8%
Truist Financial Corporation, 6.400% - Series G (3MO LIBOR + 310.2) (c)	5,483,000	5,263,680

Health Care — 1.7%
Medical Equipment & Devices — 1.7%
Boston Scientific Corporation, 5.500% - Series A	82,775	10,407,301

Utilities — 2.1%
Electric Utilities — 2.1%
AES Corporation (The), 6.875%	60,310	5,428,503
American Electric Power Company, Inc., 6.125%	146,780	7,462,295
		12,890,798
Total Preferred Stocks (Cost $34,349,181)		$36,218,761
MONEY MARKET FUNDS — 0.0% (e)

	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 4.50% (f) (Cost $267,048)	267,048	$267,048

Investments at Value — 99.4% (Cost $608,772,845)		$618,859,062

Other Assets in Excess of Liabilities — 0.6%		3,660,365

Net Assets — 100.0%		$622,519,427

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $107,860,316 as of April 30, 2023, representing 17.3% of net assets.

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	The rate shown represents effective yield at time of purchase.

(b)	Security has a perpetual maturity date.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Non-income producing security.

(e)	Percentage rounds to less than 0.1%.

(f)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited) †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 4.7%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 2.9% (a)
U.S. Treasury Bills	4.832%	09/28/23	$3,250,000	$3,184,799

U.S. Treasury Bonds — 1.8%
U.S. Treasury Bonds	2.250%	02/15/52	475,000	354,061
U.S. Treasury Bonds	3.000%	08/15/52	1,751,000	1,536,502
				1,890,563
Total U.S. Government & Agencies
(Cost $5,129,121)				$5,075,362

CONVERTIBLE BONDS — 1.1%
Consumer Discretionary — 0.9%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	$1,000,000	$966,500

Consumer Staples — 0.2%
Tilray, Inc.	5.000%	10/01/23	250,000	245,121
Total Convertible Bonds
(Cost $1,278,294)				$1,211,621

CORPORATE BONDS — 71.4%
Communications — 8.0%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$360,000	$328,770
Charter Communications Operating, LLC	2.300%	02/01/32	1,400,000	1,064,272
Clear Channel Outdoor Holdings, Inc., 144A	5.125%	08/15/27	1,000,000	903,211
CSC Holdings, LLC, 144A	6.500%	02/01/29	1,000,000	834,992
DISH DBS Corporation	5.875%	11/15/24	1,250,000	1,032,484
Entercom Media Corporation, 144A	6.500%	05/01/27	3,000,000	217,500
Liberty Media Corporation, 144A	2.750%	12/01/49	954,807	850,733
Telesat Canada / Telesat, LLC, 144A	4.875%	06/01/27	1,500,000	802,796
T-Mobile USA, Inc.	2.550%	02/15/31	1,250,000	1,061,152

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Communications — continued
Vodafone Group plc	4.875%	06/19/49	$500,000	$448,377
Zayo Group Holdings, Inc., 144A	4.000%	03/01/27	1,465,000	1,109,419
				8,653,706
Consumer Discretionary — 7.2%
At Home Group, Inc., 144A	4.875%	07/15/28	1,250,000	811,486
Cinemark USA, Inc., 144A	5.875%	03/15/26	1,000,000	955,470
Darden Restaurants, Inc.	4.550%	02/15/48	790,000	671,136
Ford Motor Credit Company, LLC	4.271%	01/09/27	1,000,000	925,680
G-III Apparel Group Ltd., 144A	7.875%	08/15/25	1,250,000	1,176,100
Lowe’s Companies, Inc.	5.625%	04/15/53	325,000	326,842
Nordstrom, Inc.	2.300%	04/08/24	500,000	476,295
Odeon Finco plc, 144A	12.750%	11/01/27	1,000,000	952,500
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,141,655
Thor Industries, Inc., 144A	4.000%	10/15/29	500,000	409,996
				7,847,160
Consumer Staples — 2.3%
BAT Capital Corporation	7.750%	10/19/32	552,000	613,598
Pilgrim’s Pride Corporation	6.250%	07/01/33	620,000	611,667
Vector Group Ltd., 144A	5.750%	02/01/29	1,000,000	894,705
Viterra Finance B.V., 144A	2.000%	04/21/26	428,000	382,104
				2,502,074
Energy — 7.4%
CNX Midstream Partners, L.P., 144A	4.750%	04/15/30	1,250,000	1,046,787
Crestwood Midstream Partners, L.P., 144A	6.000%	02/01/29	1,000,000	946,610
Energy Transfer, L.P.	5.550%	02/15/28	1,000,000	1,019,544
Martin Midstream Partners, L.P., 144A	11.500%	02/15/28	500,000	487,023
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,100,000	1,054,693
Northern Oil and Gas, Inc., 144A	8.125%	03/01/28	1,100,000	1,086,250
Petróleos Mexicanos	6.700%	02/16/32	940,000	722,887
Summit Midstream Holdings, LLC, 144A	8.500%	10/15/26	1,250,000	1,200,000
TransCanada Trust	5.600%	03/07/82	478,000	404,168
				7,967,962
Financials — 17.3%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	650,000	532,177
AerCap Ireland Capital Ltd.	3.850%	10/29/41	458,000	343,956
Aircastle Ltd., 144A	5.250%	08/11/25	435,000	426,141
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	850,000	835,125
Apollo Commercial Real Estate Finance, Inc., 144A	4.625%	06/15/29	1,000,000	756,367
Ares Capital Corporation, 144A	3.875%	01/15/26	1,225,000	1,140,604
Bank of America Corporation, Series N (3MO LIBOR + 131) (b)	4.271%	07/23/29	605,000	578,690
Barclays plc	7.437%	11/02/33	320,000	351,861
Blackstone Private Credit Fund, 144A	7.050%	09/29/25	1,000,000	1,001,164
Capital One Financial Corporation (Yield of U.S. T-Note 1.625% 02/31 + 112) (b)	2.359%	07/29/32	330,000	238,640
Chubb INA Holdings, Inc.	2.850%	12/15/51	500,000	352,022
Comerica, Inc.	3.700%	07/31/23	500,000	494,895
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,423,000	1,281,225
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	570,000	583,675

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Financials — continued
Hercules Capital, Inc.	2.625%	09/16/26	$422,000	$360,260
HSBC Holdings plc	6.254%	03/09/34	470,000	488,934
HSBC Holdings plc	8.000%	12/31/49	615,000	610,387
Icahn Enterprises, L.P./Icahn Enterprises Holdings, L.P.	5.250%	05/15/27	1,075,000	1,013,046
Jackson Financial, Inc.	4.000%	11/23/51	500,000	331,906
Lincoln National Corporation (c)	9.250%	12/31/49	320,000	320,800
Lincoln National Corporation (3MO LIBOR + 235.8) (b)	7.234%	05/17/66	285,000	179,550
Morgan Stanley (SOFR + 262) (b)	5.297%	04/20/37	529,000	503,443
National Australia Bank Ltd., 144A	6.429%	01/12/33	485,000	501,213
NatWest Group plc	5.516%	09/30/28	800,000	802,116
Nomura Holdings, Inc.	2.329%	01/22/27	885,000	785,711
Owl Rock Capital Corporation	3.400%	07/15/26	1,250,000	1,118,201
Penske Truck Leasing Company, 144A	4.400%	07/01/27	500,000	481,869
Prospect Capital Corporation	3.364%	11/15/26	710,000	596,450
Protective Life Global Funding, 144A	5.366%	01/06/26	305,000	309,663
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (b)	1.494%	08/10/27	610,000	529,059
Unum Group	4.125%	06/15/51	460,000	333,582
Westpac Banking Corporation	3.133%	11/18/41	850,000	590,292
				18,773,024
Health Care — 3.4%
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	1,112,000	801,276
Community Health Systems, Inc., 144A	5.250%	05/15/30	1,100,000	916,766
Flex Ltd.	6.000%	01/15/28	745,000	759,516
Par Pharmaceutical, Inc., 144A	0.000%	04/01/27	750,000	532,560
Royalty Pharma plc	3.550%	09/02/50	1,000,000	684,523
				3,694,641
Industrials — 8.2%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	568,225	500,435
Boeing Company (The)	5.805%	05/01/50	1,000,000	996,955
Bombardier, Inc.	7.125%	06/15/26	1,000,000	996,860
CoreCivic, Inc.	8.250%	04/15/26	1,000,000	1,010,210
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	772,592
GEO Group, Inc. (The)	10.500%	06/30/28	1,000,000	1,011,250
Rand Parent, LLC, 144A	8.500%	02/15/30	500,000	452,998
Regal Rexnord Corporation, 144A	6.300%	02/15/30	1,000,000	1,017,139
Sempra Infrastructure, 144A	3.250%	01/15/32	658,000	545,585
Sotheby’s, 144A	7.375%	10/15/27	1,225,000	1,148,118
Titan Acquisition Ltd. / Titan Co-Borrower, LLC, 144A	7.750%	04/15/26	500,000	445,000
				8,897,142
Materials — 1.0%
Axalta Coating Systems, LLC, 144A	4.750%	06/15/27	700,000	669,984
Braskem Netherlands Finance B.V., 144A	7.250%	02/13/33	370,000	354,374
Mauser Packaging Solutions Holding Company, 144A	7.875%	08/15/26	100,000	101,084
				1,125,442
Real Estate — 7.3%
American Homes 4 Rent, L.P.	4.300%	04/15/52	900,000	698,427
American Tower Corporation	2.950%	01/15/51	225,000	144,817

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Real Estate — continued
Brixmor Operating Partnership, L.P.	4.050%	07/01/30	$475,000	$428,726
Corporate Office Properties, L.P.	2.250%	03/15/26	870,000	776,004
Host Hotels & Resorts, Inc.	3.500%	09/15/30	375,000	318,838
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,020,000	959,203
MPT Operating Partnership, L.P.	4.625%	08/01/29	810,000	612,938
New Residential Investment Corporation, 144A	6.250%	10/15/25	1,000,000	916,230
Sabra Health Care, L.P.	3.200%	12/01/31	750,000	561,885
Service Properties Trust	7.500%	09/15/25	1,000,000	980,440
Simon Property Group, L.P.	5.500%	03/08/33	435,000	442,488
VICI Properties, L.P.	5.125%	05/15/32	1,000,000	950,931
Vornado Realty, L.P.	3.400%	06/01/31	181,000	128,393
				7,919,320
Technology — 7.7%
Broadcom, Inc., 144A	3.500%	02/15/41	1,000,000	752,639
CommScope Finance, LLC, 144A	6.000%	03/01/26	940,000	897,664
Dell International, LLC	8.350%	07/15/46	800,000	984,911
DXC Technology Company	1.800%	09/15/26	420,000	368,544
NXP B.V./NXP Funding, LLC	2.500%	05/11/31	1,000,000	824,902
NXP B.V./NXP Funding, LLC	5.000%	01/15/33	570,000	556,779
Oracle Corporation	2.950%	04/01/30	1,175,000	1,039,533
Oracle Corporation	6.250%	11/09/32	575,000	619,755
Oracle Corporation	6.900%	11/09/52	320,000	358,919
TIBCO Software, Inc., 144A	6.500%	03/31/29	1,125,000	1,013,829
VMware, Inc.	4.650%	05/15/27	957,000	947,581
				8,365,056
Utilities — 1.6%
Consolidated Edison Company, Inc.	3.850%	06/15/46	1,069,000	867,613
Pacific Gas and Electric Company	4.950%	07/01/50	1,000,000	814,117
				1,681,730
Total Corporate Bonds
(Cost $86,104,455)				$77,427,257

FOREIGN GOVERNMENTS — 0.6%
Republic of South Africa Government (Cost $695,000)	5.875%	04/20/32	$695,000	$630,365

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — 18.9%

	Shares	Value
Communications — 1.8%
Entertainment Content — 1.2%
Activision Blizzard, Inc. (d)	17,438	$1,355,107

Telecommunications — 0.6%
AT&T, Inc.	34,209	604,473

Consumer Discretionary — 1.4%
Retail - Discretionary — 1.4%
Home Depot, Inc. (The)	2,974	893,806
TJX Companies, Inc. (The)	8,722	687,468
		1,581,274
Consumer Staples — 1.5%
Retail - Consumer Staples — 0.9%
Walmart, Inc.	6,497	980,852

Tobacco & Cannabis — 0.6%
Altria Group, Inc.	13,843	657,681

Energy — 1.8%
Oil & Gas Producers — 1.5%
Devon Energy Corporation	8,791	469,703
Energy Transfer, L.P.	39,016	502,526
Enterprise Products Partners, L.P.	23,050	606,446
		1,578,675
Renewable Energy — 0.3%
Atlantica Sustainable Infrastructure plc	12,896	343,291

Financials — 3.3%
Asset Management — 0.9%
Blackstone, Inc.	8,280	739,652
Charles Schwab Corporation (The)	5,198	271,544
		1,011,196
Banking — 2.4%
Bank of America Corporation	23,375	684,420
Comerica, Inc.	12,395	537,571
Sumitomo Mitsui Financial Group, Inc. - ADR	102,789	843,898
Truist Financial Corporation	16,115	525,027
		2,590,916
Health Care — 2.4%
Biotech & Pharma — 2.4%
Amgen, Inc.	3,575	857,071
Bristol-Myers Squibb Company	12,885	860,331
Gilead Sciences, Inc.	10,568	868,795
		2,586,197
COMMON STOCKS — continued

	Shares	Value
Industrials — 0.7%
Aerospace & Defense — 0.7%
Moog, Inc. - Class A	8,502	$766,115

Materials — 1.1%
Containers & Packaging — 0.3%
WestRock Company	8,799	263,354

Metals & Mining — 0.8%
Barrick Gold Corporation	26,200	498,848
Freeport-McMoRan, Inc.	10,166	385,393
		884,241
Real Estate — 1.4%
REITs — 1.4%
National Retail Properties, Inc.	15,602	678,687
VICI Properties, Inc.	24,132	819,040
		1,497,727
Technology — 3.5%
Semiconductors — 0.5%
ASML Holding N.V.	885	563,621

Software — 1.1%
Microsoft Corporation	3,922	1,205,074

Technology Hardware — 1.9%
Apple, Inc.	7,515	1,275,145
Cisco Systems, Inc.	15,876	750,141
		2,025,286
Total Common Stocks
(Cost $19,094,455)		$20,495,080

EXCHANGE-TRADED FUNDS — 1.1%
JPMorgan Nasdaq Equity Premium Income ETF (Cost $1,223,723)	27,479	$1,257,714

PREFERRED STOCKS — 0.5%
Communications — 0.5%
Telecommunications — 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A (d) (Cost $533,411)	465	$541,520

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2023 (Unaudited)

MONEY MARKET FUNDS — 0.2%

	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 4.50% (e)
(Cost $188,941)	188,941	$188,941

Investments at Value — 98.5%
(Cost $114,247,400)		$106,827,860

Other Assets in Excess of Liabilities — 1.5%		1,641,802

Net Assets — 100.0%		$108,469,662

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $38,408,841 as of April 30, 2023, representing 35.4% of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	The rate shown represents effective yield at time of purchase.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Security has a perpetual maturity date.

(d)	Non-income producing security.

(e)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited) †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 68.2%

	Coupon	Maturity	Par Value	Value
Communications — 4.5%
Airbnb, Inc. *	0.000%	03/15/26	$2,800,000	$2,441,600
Liberty Broadband Corporation, 144A	3.125%	03/31/53	2,500,000	2,470,000
Liberty Media Corporation - Liberty Formula One, 144A	2.250%	08/15/27	1,000,000	1,059,500
				5,971,100
Consumer Discretionary — 9.4%
Chegg, Inc.	0.125%	03/15/25	1,500,000	1,334,250
Cinemark Holdings, Inc.	4.500%	08/15/25	2,000,000	2,787,359
Etsy, Inc.	0.125%	09/01/27	3,000,000	2,630,457
Ford Motor Company	0.000%	03/15/26	3,000,000	2,926,500
Huazhu Group Ltd.	3.000%	05/01/26	785,000	1,006,763
Live Nation Entertainment, Inc., 144A *	3.125%	01/15/29	2,000,000	1,933,000
				12,618,329
Consumer Staples — 5.9%
MGP Ingredients, Inc.	1.875%	11/15/41	3,000,000	3,546,000
Post Holdings, Inc., 144A *	2.500%	08/15/27	2,000,000	2,094,600
Tilray, Inc. *	5.000%	10/01/23	2,275,000	2,230,601
				7,871,201
Energy — 2.5%
Northern Oil and Gas, Inc., 144A *	3.625%	04/15/29	3,000,000	3,384,793

Financials — 3.3%
Avolon Holdings Funding Ltd., 144A	4.250%	04/15/26	250,000	233,825
KKR Real Estate Finance Trust, Inc.	6.125%	05/15/23	3,250,000	3,215,876
Redwood Trust, Inc.	5.625%	07/15/24	1,097,000	1,020,132
				4,469,833
Health Care — 12.4%
Alnylam Pharmaceuticals, Inc., 144A	1.000%	09/15/27	3,000,000	2,976,904
CONMED Corporation, 144A	2.250%	06/15/27	2,500,000	2,703,750
Halozyme Therapeutics, Inc., 144A	1.000%	08/15/28	2,250,000	1,964,531

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

CONVERTIBLE BONDS — continued

	Coupon	Maturity	Par Value	Value
Health Care — continued
Integer Holdings Corporation, 144A	2.125%	02/15/28	$2,000,000	$2,270,000
Jazz Investments I Ltd.	2.000%	06/15/26	2,500,000	2,715,625
Ligand Pharmaceuticals, Inc. *	0.750%	05/15/23	4,000,000	3,967,707
				16,598,517
Industrials — 5.1%
American Airlines Group, Inc.	6.500%	07/01/25	1,500,000	1,662,750
Axon Enterprise, Inc., 144A	0.500%	12/15/27	1,000,000	1,125,000
Camtek Ltd., 144A	0.000%	12/01/26	1,400,000	1,138,200
SFL Corporation Ltd.	4.875%	05/01/23	2,838,000	2,823,810
				6,749,760
Real Estate — 3.7%
Marriott Vacations Worldwide Corporation, 144A	3.250%	12/15/27	2,000,000	1,956,000
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	3,000,000	2,919,000
				4,875,000
Technology — 17.8%
Bentley Systems, Inc.	0.125%	01/15/26	2,400,000	2,257,786
Bill.com Holdings, Inc.	0.000%	04/01/27	2,391,000	1,881,717
Dropbox, Inc.	0.000%	03/01/28	1,500,000	1,280,250
Envestnet, Inc., 144A	2.625%	12/01/27	2,500,000	2,727,499
Lumentum Holdings, Inc.	0.500%	06/15/28	2,000,000	1,499,151
NextGen Healthcare, Inc., 144A	3.750%	11/15/27	500,000	484,750
ON Semiconductor Corporation	0.500%	03/01/29	2,500,000	2,407,733
Splunk, Inc. *	1.125%	06/15/27	3,000,000	2,565,000
Tyler Technologies, Inc.	0.250%	03/15/26	2,106,000	2,113,889
Vishay Intertechnology, Inc.	2.250%	06/15/25	2,000,000	1,956,255
Wolfspeed, Inc.	0.250%	02/15/28	2,000,000	1,449,080
Wolfspeed, Inc., 144A	1.875%	12/01/29	1,000,000	738,500
Ziff Davis, Inc., 144A *	1.750%	11/01/26	2,500,000	2,382,500
				23,744,110
Utilities — 3.6%
Ormat Technologies, Inc.	2.500%	07/15/27	2,000,000	2,257,000
PPL Capital Funding, Inc., 144A	2.875%	03/15/28	2,500,000	2,507,500
				4,764,500
Total Convertible Bonds
(Cost $91,852,163)				$91,047,143

CORPORATE BONDS — 28.6%
Consumer Discretionary — 5.3%
Carnival Corporation	7.200%	10/01/23	$775,000	$772,675
Ford Motor Credit Company, LLC *	6.950%	03/06/26	1,000,000	1,009,296
Nordstrom, Inc.	2.300%	04/08/24	2,000,000	1,905,180
Royal Caribbean Cruises Ltd., 144A	6.000%	08/15/25	1,500,000	2,288,250
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,141,655
				7,117,056

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Consumer Staples — 1.7%
Vector Group Ltd., 144A *	5.750%	02/01/29	$1,000,000	$894,705
Viterra Finance B.V., 144A *	2.000%	04/21/26	1,500,000	1,339,148
				2,233,853
Energy — 3.0%
Enphase Energy, Inc. *	0.000%	03/01/28	1,500,000	1,403,728
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,225,000	1,174,543
Phillips 66 *	0.900%	02/15/24	500,000	483,286
Yum! Brands, Inc.	3.875%	11/01/23	1,000,000	990,599
				4,052,156
Financials — 7.9%
Aircastle Ltd., 144A	5.250%	08/11/25	1,200,000	1,175,562
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	3,000,000	2,947,499
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,000,000	900,369
Corebridge Financial, Inc., 144A	3.500%	04/04/25	1,200,000	1,152,207
Mitsubishi UFJ Financial Group	4.788%	07/18/25	1,100,000	1,089,622
PennyMac Mortgage Investment Trust *	5.500%	11/01/24	2,500,000	2,276,250
Royal Bank of Canada	1.600%	01/21/25	1,000,000	947,383
				10,488,892
Industrials — 2.0%
Alarm.com Holdings, Inc.	0.000%	01/15/26	2,000,000	1,685,008
Triton Container International Ltd., 144A	0.800%	08/01/23	1,000,000	985,485
				2,670,493
Materials — 0.7%
Celanese US Holdings, LLC	5.900%	07/05/24	1,000,000	1,000,694

Real Estate — 1.3%
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,000,000	940,396
VICI Properties, Inc., 144A	5.625%	05/01/24	750,000	746,307
				1,686,703
Technology — 6.0%
Dell International, LLC / EMC Corporation *	6.020%	06/15/26	750,000	771,013
Micron Technology, Inc.	2.703%	04/15/32	60,000	47,970
MongoDB, Inc.	0.250%	01/15/26	2,855,000	3,757,466
Progress Software Corporation	1.000%	04/15/26	2,500,000	2,655,420
TIBCO Software, Inc., 144A	6.500%	03/31/29	825,000	743,474
				7,975,343
Utilities — 0.7%
Georgia Power Company, Series A *	2.100%	07/30/23	1,000,000	991,681
Total Corporate Bonds
(Cost $37,442,878)				$38,216,871

FOREIGN GOVERNMENTS — 0.1%
Mexico Government International Bonds (Cost $199,600)	5.400%	02/09/28	$200,000	$206,430

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

PURCHASED OPTION CONTRACTS — 0.1%

			Notional
	Strike Price	Contracts	Value	Value
Put Option Contracts — 0.1%
S&P Dow Jones Index, 06/30/23	$3,800.00	10	$4,169,480	$25,000
S&P Dow Jones Index, 08/31/23	3,900.00	10	4,169,480	74,410
Total Purchased Option Contracts
(Cost $175,861)			$8,338,960	$99,410

MONEY MARKET FUNDS — 1.8%

			Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 4.50% (a)
(Cost $2,430,995)			2,430,995	$2,430,995

Investments at Value — 98.8%
(Cost $132,101,497)				$132,000,849

Other Assets in Excess of Liabilities — 1.2%	.			1,555,530

Net Assets — 100.0%				$133,556,379

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $50,551,953 as of April 30, 2023, representing 37.9% of net assets.

B.V. - Besloten Vennootschap

*	All or a part of this security has been pledged as collateral for derivative instruments held by the Fund.

(a)	The rate shown is the 7-day effective yield as of April 30, 2023.

The average monthly notional value of purchased option contracts during the six months ended April 30, 2023 was $5,415,790.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

A list of open OTC swap agreements as of April 30, 2023, is as follows:

Total Return Swap Agreements

						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
Short Positions
(2,200)	Airbnb, Inc.	$(257,695)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	$(4,259)
(2,800)	Alarm.com Holdings, Inc.	(136,444)	4.57% OBFR 4.82% minus 32bp	5/17/2023	BNP Paribas	3,622
(6,800)	Alnylam Pharmaceuticals, Inc.	(1,400,188)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	52,802
(55,500)	American Airlines Group, Inc.	(727,050)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(25,744)
(3,200)	Axon Enterprise, Inc.	(721,824)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	51,251
(15,800)	Bentley Systems, Inc.	(674,976)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	5,987
(850)	Bill.com Holdings, Inc.	(66,266)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	1,317
(10,800)	Camtek Ltd.	(273,132)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(10,048)
(2,100)	Charter Communications, Inc.	(726,999)	4.57% OBFR 4.82% minus 25bp	5/17/2023	BNP Paribas	(43,485)
(5,800)	Chegg, Inc.	(104,052)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	301
(111,500)	Cinemark Holdings, Inc.	(1,855,706)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(18,068)
(11,600)	CONMED Corporation	(1,307,643)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(142,599)
(22,500)	Dropbox, Inc.	(496,125)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	41,017
(3,200)	Enphase Energy, Inc.	(719,744)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	201,363
(22,500)	Envestnet, Inc.	(1,471,148)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	52,636
(8,300)	Etsy, Inc.	(719,123)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	24,575
(106,000)	Ford Motor Company	(1,338,626)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	70,305
(24,000)	Halozyme Therapeutics, Inc.	(864,000)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	97,307
(12,600)	Huazhu Group Ltd.	(621,936)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	34,183
(15,100)	Integer Holdings Corporation	(1,228,838)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(12,672)
(10,200)	Jazz Pharmaceuticals plc	(1,488,486)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	63,319
(8,200)	Liberty Media Corporation - Liberty Formula One	(604,012)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	15,526
(11,800)	Live Nation Entertainment, Inc.	(807,474)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	11,807
(5,400)	Lumentum Holdings, Inc.	(249,588)	4.25% OBFR 4.82% minus 57bp	5/17/2023	BNP Paribas	(9,729)
(5,300)	Marriott Vacations Worldwide Corporation	(728,008)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	18,570
(20,000)	MGP Ingredients, Inc.	(1,954,399)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(9,186)
(9,700)	MongoDB, Inc.	(2,182,531)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(133,897)
(9,700)	NextGen Healthcare, Inc.	(170,720)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	9,217
(52,700)	Northern Oil and Gas, Inc.	(1,798,900)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	60,058
(16,368)	ON Semiconductor Corporation	(1,280,705)	4.57% OBFR 4.82% minus 25bp	5/17/2023	BNP Paribas	109,533
(16,200)	Ormat Technologies, Inc.	(1,405,188)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	22,266
(12,200)	Post Holdings, Inc.	(1,072,258)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(26,226)
(25,600)	PPL Corporation	(735,232)	4.57% OBFR 4.82% minus 25bp	5/17/2023	BNP Paribas	3,829
(30,600)	Progress Software Corporation	(1,737,774)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	67,350
(23,000)	Royal Caribbean Cruises Ltd.	(1,452,680)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(44,767)
(4,100)	Splunk, Inc.	(382,079)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	30,453
(1,950)	Tyler Technologies, Inc.	(707,070)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	(28,416)
(23,700)	Vishay Intertechnology, Inc.	(514,764)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	12,829

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2023 (Unaudited)

Total Return Swap Agreements - continued

						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
(10,700)	Wolfspeed, Inc.	$(608,295)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	$114,259
(13,300)	Ziff Davis, Inc.	(1,028,622)	4.47% OBFR 4.82% minus 35bp	5/17/2023	BNP Paribas	61,131
Total Short Positions						727,717

			Total swap agreements at value (assets)			$1,236,813
			Total swap agreements at value (liabilities)			(509,096)
			Net swap agreements at value			$727,717

OBFR - Overnight Bank Funding Rate

OTC - Over the Counter

(a)	Payment frequency is monthly.

The average monthly notional value for Swap Agreements - appreciation during the six months ended April 30, 2023 was $970,903.

The average monthly notional value for Swap Agreements - depreciation during the six months ended April 30, 2023 was $(36,691,050).

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
APRIL 30, 2023 (Unaudited)

Sector Weightings (Unaudited) †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.5%

	Shares	Value
Communications — 4.8%
Advertising & Marketing — 2.0%
Gambling.com Group, Ltd. (a)	46,474	$456,375

Internet Media & Services — 2.8%
HealthStream, Inc.	17,497	431,126
Shutterstock, Inc.	3,044	203,948
		635,074
Consumer Discretionary — 14.8%
Apparel & Textile Products — 0.5%
Steven Madden Ltd.	3,292	115,352

Automotive — 0.5%
Dorman Products, Inc. (a)	1,395	120,193

Consumer Services — 0.6%
Coursera, Inc. (a)	10,680	132,859

Home & Office Products — 2.6%
HNI Corporation	4,275	111,065
Lovesac Company (The) (a)	18,501	486,391
		597,456
Home Construction — 6.2%
Century Communities, Inc.	1,885	126,936
Interface, Inc.	14,784	115,906
PGT Innovations, Inc. (a)	21,860	560,928
Skyline Champion Corporation (a)	7,928	588,020
		1,391,790
COMMON STOCKS — continued

	Shares	Value
Consumer Discretionary — continued
Leisure Facilities & Services — 1.6%
Jack in the Box, Inc.	1,372	$127,171
Monarch Casino & Resort, Inc.	1,626	112,779
Ruth’s Hospitality Group, Inc.	7,160	115,706
		355,656
Leisure Products — 2.2%
Fox Factory Holding Corporation (a)	3,441	381,503
LCI Industries	1,105	124,821
		506,324
Wholesale - Discretionary — 0.6%
ePlus, Inc. (a)	2,983	129,880

Consumer Staples — 7.0%
Food — 5.3%
John B. Sanfilippo & Son, Inc.	4,815	500,519
Krispy Kreme, Inc.	29,713	456,986
Phibro Animal Health Corporation - Class A	8,147	126,768
USANA Health Sciences, Inc. (a)	1,881	124,842
		1,209,115
Retail - Consumer Staples — 1.1%
Natural Grocers by Vitamin Cottage, Inc.	10,631	114,708
Sprouts Farmers Market, Inc. (a)	3,459	119,889
		234,597
Tobacco & Cannabis — 0.6%
Turning Point Brands, Inc.	5,981	142,288

Energy — 4.0%
Oil & Gas Producers — 2.1%
Berry Corporation	15,649	119,558
Chord Energy Corporation	927	131,940
CNX Resources Corporation (a)	7,292	113,245
Delek US Holdings, Inc.	5,225	113,644
		478,387
Oil & Gas Services & Equipment — 1.9%
DMC Global, Inc. (a)	22,667	429,313

Financials — 5.4%
Asset Management — 0.0% (b)
OmniAb Operations, Inc. (a)	870	3,027
OmniAb Operations, Inc. (a)	870	3,028
		6,055

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Financials — continued
Banking — 5.4%
BancFirst Corporation	1,794	$143,323
Farmers & Merchants Bancorp, Inc.	5,975	136,230
Glacier Bancorp, Inc.	3,528	117,235
Greene County Bancorp, Inc.	8,963	184,190
Live Oak Bancshares, Inc.	20,697	487,621
Pathward Financial, Inc.	3,542	157,725
		1,226,324
Health Care — 19.1%
Biotech & Pharma — 10.8%
AbCellera Biologics, Inc. (a)	16,309	110,575
Arvinas, Inc. (a)	10,376	271,955
Corcept Therapeutics, Inc. (a)	49	1,104
Crinetics Pharmaceuticals, Inc. (a)	30,033	586,845
Dynavax Technologies Corporation (a)	49,566	515,982
Enanta Pharmaceuticals, Inc. (a)	3,021	107,396
Recursion Pharmaceuticals, Inc. - Class A (a)	71,741	342,205
Twist Bioscience Corporation (a)	29,684	370,456
Verve Therapeutics, Inc. (a)	8,343	132,904
		2,439,422
Health Care Facilities & Services — 2.7%
Ensign Group, Inc. (The)	2,106	204,472
Patterson Companies, Inc.	4,506	122,158
Surgery Partners, Inc. (a)	3,810	151,105
U.S. Physical Therapy, Inc.	1,275	135,736
		613,471
Medical Equipment & Devices — 5.6%
Adaptive Biotechnologies Corporation (a)	51,869	370,345
Atrion Corporation	185	113,830
iRadimed Corporation	12,451	518,335
Quanterix Corporation (a)	11,453	144,766
Utah Medical Products, Inc.	1,301	123,387
		1,270,663
Industrials — 15.0%
Commercial Support Services — 5.1%
ASGN, Inc. (a)	1,463	104,736
Brady Corporation - Class A	2,197	112,113
Healthcare Services Group, Inc.	8,853	138,195
Kforce, Inc.	1,870	110,592
Korn Ferry	2,531	121,539
Li-Cycle Holdings Corporation (a)	96,020	456,095
Schnitzer Steel Industries, Inc. - Class A	3,933	113,624
		1,156,894
COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Electrical Equipment — 2.0%
Alarm.com Holdings, Inc. (a)	3,399	$162,098
Mesa Laboratories, Inc.	710	118,222
OSI Systems, Inc. (a)	1,466	165,600
		445,920
Engineering & Construction — 0.5%
Primoris Services Corporation	4,840	122,452

Industrial Intermediate Prod — 2.1%
Insteel Industries, Inc.	17,388	478,692

Machinery — 2.7%
ESCO Technologies, Inc.	5,203	486,845
Hillenbrand, Inc.	2,614	119,250
		606,095
Transportation & Logistics — 0.5%
Werner Enterprises, Inc.	2,715	122,637

Transportation Equipment — 2.1%
Trinity Industries, Inc.	20,151	482,616

Materials — 5.2%
Chemicals — 3.6%
H.B. Fuller Company	1,724	114,077
Hawkins, Inc.	2,760	111,338
Orion Engineered Carbons S.A.	19,727	477,591
Stepan Company	1,170	107,874
		810,880
Metals & Mining — 1.6%
Arch Resources, Inc.	2,982	364,550

Real Estate — 4.7%
Real Estate Owners & Developers — 2.2%
McGrath RentCorp	5,583	496,217

REITs — 2.5%
Essential Properties Realty Trust Incorporated	4,885	120,904
Innovative Industrial Proper	6,517	446,740
		567,644

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
APRIL 30, 2023 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Technology — 16.7%
Semiconductors — 6.2%
ACM Research, Inc. - Class A (a)	44,194	$413,214
Amkor Technology, Inc.	5,689	127,263
Kulicke & Soffa Industries, Inc.	10,667	508,389
Photronics, Inc. (a)	8,880	128,405
Semtech Corporation (a)	4,537	88,426
Ultra Clean Holdings, Inc. (a)	4,743	135,365
		1,401,062
Software — 5.5%
ACI Worldwide, Inc. (a)	5,754	145,749
Calix, Inc. (a)	5,603	256,057
CommVault Systems, Inc. (a)	2,656	154,765
Digital Turbine, Inc. (a)	12,945	151,845
Progress Software Corporation	2,523	138,462
Q2 Holdings, Inc. (a)	10,847	267,053
Sapiens International Corporation N.V.	6,818	137,247
		1,251,178
Technology Hardware — 3.4%
ADTRAN Holdings, Inc.	32,572	297,057
InterDigital, Inc.	6,975	472,486
		769,543
Technology Services — 1.6%
ICF International, Inc.	1,090	124,260
Maximus, Inc.	1,523	127,399
TTEC Holdings, Inc.	3,193	108,785
		360,444
Utilities — 1.8%
Gas & Water Utilities — 1.8%
Chesapeake Utilities Corporation	920	113,620
Pure Cycle Corporation (a)	30,237	298,439
		412,059
Total Common Stocks
(Cost $23,080,755)		$22,339,477
MONEY MARKET FUNDS — 1.4%

	Shares	Value
First American Treasury Obligations Fund - Class X, 4.72% (c) (Cost $320,267)	320,267	$320,267

Investments at Value — 99.9% (Cost $23,401,022)		$22,659,744

Other Assets in Excess of Liabilities — 0.1%		26,859

Net Assets — 100.0%		$22,686,603

N.V. - Naamloze Vennootschap

S.A. - Societe Anonyme

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

				Westwood	Westwood
	Westwood		Westwood	Quality	Quality
	Quality Value		Quality MidCap	SMidCap	SmallCap
	Fund		Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$203,317,258		$559,843	$268,245,689	$983,562,676
At value (Note 2)	$251,383,383		$579,128	$289,513,251	$1,048,663,673
Receivable for capital shares sold	82,672		—	147,006	140,546
Receivable for investment securities sold	1,185,224		4,056	3,588,606	22,700,816
Receivable from Adviser (Note 4)	—		2,895	—	—
Dividends receivable	155,346		211	73,799	351,256
Other assets	33,387		1,510	15,937	57,254
Total assets	252,840,012		587,800	293,338,599	1,071,913,545
LIABILITIES
Payable for capital shares redeemed	54,197		—	16,569	163,623
Payable for investment securities purchased	638,356		5,766	3,244,413	6,930,363
Payable to Adviser, net of waivers (Note 4)	73,868		—	129,416	589,469
Payable to administrator (Note 4)	6,111		801	6,371	22,775
Accrued administrative servicing fees— Institutional Shares (Note 4)	55,432		—	98,289	47,773
Payable for distribution fees— A Class Shares (Note 4)	895		—	—	4,366
Payable for distribution fees—C Class Shares (Note 4)	578		—	—	4,194
Other accrued expenses	12,070		7,710	13,040	25,820
Total liabilities	841,507		14,277	3,508,098	7,788,383
NET ASSETS	$251,998,505		$573,523	$289,830,501	$1,064,125,162
NET ASSETS CONSIST OF:
Paid-in capital	204,965,454		581,660	269,544,086	1,002,399,804
Accumulated earnings (deficit)	47,033,051		(8,137)	20,286,415	61,725,358
NET ASSETS	$251,998,505		$573,523	$289,830,501	$1,064,125,162
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$250,549,293		$573,523	$169,015,795	$466,368,294
Institutional Shares of beneficial interest outstanding	19,754,692		58,129	13,058,373	25,529,270
Net asset value, offering price and redemption price per share (Note 1)	$12.68		$9.87	$12.94	$18.27
A CLASS SHARES
Net assets applicable to A Class Shares	$1,310,400		N/A	N/A	$2,039,892
A Class Shares of beneficial interest outstanding	102,683		N/A	N/A	112,050
Net asset value, offering price and redemption price per share (Note 1)	$12.76		N/A	N/A	$18.21
Maximum sales charge	3.00%		N/A	N/A	4.00%
Maximum offering price per share	$13.15		N/A	N/A	$18.97
C CLASS SHARES
Net assets applicable to C Class Shares	$137,844		N/A	N/A	$667,680
C Class Shares of beneficial interest outstanding	11,065		N/A	N/A	36,914
Net asset value, offering price and redemption price per share (Note 1)	$12.46		N/A	N/A	$18.09
ULTRA SHARES
Net assets applicable to Ultra Shares	$968		N/A	$120,814,706	$595,049,296
Ultra Shares of beneficial interest outstanding	76		N/A	9,340,423	32,556,305
Net asset value, offering price and redemption price per share (Note 1)	$12.69	*	N/A	$12.93	$18.28

*	Net Assets divided by Shares do not calculate to stated Net Asset Value because Net Assets and Shares are shown rounded.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$21,091,360	$117,509,903	$608,772,845
At value (Note 2)	$22,459,129	$124,965,653	$618,859,062
Receivable for capital shares sold	—	19,702	69,970
Receivable for investment securities sold	267,881	667,973	—
Dividends and interest receivable	16,156	739,279	4,302,616
Reclaim receivable	—	7,344	43,794
Other assets	12,508	31,912	33,405
Total assets	22,755,674	126,431,863	623,308,847
LIABILITIES
Payable for capital shares redeemed	—	52,197	262,078
Payable for investment securities purchased	178,289	874,467	—
Payable to Adviser, net of waivers (Note 4)	1,697	76,291	328,634
Payable to administrator (Note 4)	1,237	3,305	17,826
Accrued administrative servicing fees— Institutional Shares (Note 4)	78	—	84,133
Payable for distribution fees— A Class Shares (Note 4)	—	9	26,141
Payable for distribution fees—C Class Shares (Note 4)	—	325	50,268
Other accrued expenses	8,468	11,890	20,340
Total liabilities	189,769	1,018,484	789,420
NET ASSETS	$22,565,905	$125,413,379	$622,519,427
NET ASSETS CONSIST OF:
Paid-in capital	21,547,223	121,806,440	624,874,068
Accumulated earnings (deficit)	1,018,682	3,606,939	(2,354,641)
NET ASSETS	$22,565,905	$125,413,379	$622,519,427
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$205,558	$125,327,208	$497,904,949
Institutional Shares of beneficial interest outstanding	19,696	20,063,395	44,914,910
Net asset value, offering price and redemption price per share (Note 1)	$10.44	$6.25	$11.09
A CLASS SHARES
Net assets applicable to A Class Shares	N/A	$28,882	$49,807,670
A Class Shares of beneficial interest outstanding	N/A	4,633	4,498,611
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.23	$11.07
Maximum sales charge	N/A	3.00%	3.00%
Maximum offering price per share	N/A	$6.42	$11.41
C CLASS SHARES
Net assets applicable to C Class Shares	N/A	$57,289	$12,929,664
C Class Shares of beneficial interest outstanding	N/A	9,194	1,173,497
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.23	$11.02
ULTRA SHARES
Net assets applicable to Ultra Shares	$22,360,347	N/A	$61,877,144
Ultra Shares of beneficial interest outstanding	2,142,155	N/A	5,584,113
Net asset value, offering price and redemption price per share (Note 1)	$10.44	N/A	$11.08

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood	Westwood
	High Income	Alternative	SmallCap
	Fund	Income Fund	Growth Fund
ASSETS
Investments in securities:
At cost	$114,247,400	$132,101,497	$23,401,022
At value (Note 2)	$106,827,860	$132,000,849	$22,659,744
Unrealized appreciation on swap agreements	—	1,236,813	—
Receivable for capital shares sold	—	8,150	32,555
Receivable for investment securities sold	979,973	—	—
Receivable from Adviser (Note 4)	560	—	—
Receivable from Prime Broker	—	4,082	—
Cash collateral on option contracts	—	11,406	—
Dividends and interest receivable	1,382,193	950,853	5,027
Reclaim receivable	20,958	—	—
Other assets	68,657	41,049	7,320
Total assets	109,280,201	134,253,202	22,704,646
LIABILITIES
Unrealized depreciation on swap agreements	—	509,096	—
Payable for capital shares redeemed	1,770	33,984	—
Payable for investment securities purchased	781,095	—	—
Payable to Adviser, net of waivers (Note 4)	—	120,424	2,348
Payable to administrator (Note 4)	2,976	3,414	1,237
Accrued administrative servicing fees— Institutional Shares (Note 4)	9,422	4,270	2,328
Payable for distribution fees— A Class Shares (Note 4)	2,478	10	—
Payable for distribution fees—C Class Shares (Note 4)	1,018	940	—
Other accrued expenses	11,780	24,685	12,130
Total liabilities	810,539	696,823	18,043
NET ASSETS	$108,469,662	$133,556,379	$22,686,603
NET ASSETS CONSIST OF:
Paid-in capital	128,684,417	148,428,938	26,087,326
Accumulated deficit	(20,214,755)	(14,872,559)	(3,400,723)
NET ASSETS	$108,469,662	$133,556,379	$22,686,603
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$100,949,799	$66,227,138	$22,686,603
Institutional Shares of beneficial interest outstanding	10,944,920	7,161,314	2,972,548
Net asset value, offering price and redemption price per share (Note 1)	$9.22	$9.25	$7.63
A CLASS SHARES
Net assets applicable to A Class Shares	$7,312,694	$33,439	N/A
A Class Shares of beneficial interest outstanding	788,911	3,619	N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.27	$9.24	N/A
Maximum sales charge	3.00%	3.00%	N/A
Maximum offering price per share	$9.56	$9.53	N/A
C CLASS SHARES
Net assets applicable to C Class Shares	$207,169	$240,383	N/A
C Class Shares of beneficial interest outstanding	22,288	25,981	N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.29 *	$9.25	N/A
ULTRA SHARES
Net assets applicable to Ultra Shares	N/A	$67,055,419	N/A
Ultra Shares of beneficial interest outstanding	N/A	7,248,256	N/A
Net asset value, offering price and redemption price per share (Note 1)	N/A	$9.25	N/A

*	Net Assets divided by Shares do not calculate to stated Net Asset Value because Net Assets and Shares are shown rounded.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2023 (Unaudited)

STATEMENTS OF OPERATIONS

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $3,784, $0, $0, and $6,653, respectively)	$2,594,373	$5,791	$2,582,924	$14,094,784
EXPENSES
Investment management fees (Note 4)	646,177	1,601	1,085,174	4,472,213
Administrative service plan fees—Institutional Shares (Note 4)	104,003	9	191,037	238,226
Administration fees (Note 4)	25,408	2,538	29,465	107,339
Registration and filing fees	31,135	1,685	22,166	50,026
Distribution fees—A Class Shares (Note 4)	1,641	—	—	5,712
Distribution fees—C Class Shares (Note 4)	621	—	—	3,521
Legal fees	12,419	21	12,543	45,936
Trustees’ fees and expenses (Note 4)	9,094	195	10,673	37,407
Custody fees	3,586	1,422	4,284	10,910
Audit and tax services fees	7,953	7,250	8,396	10,957
Transfer agent fees (Note 4)	9,797	5,014	6,358	17,169
Insurance expense	2,655	1,574	2,800	5,573
Borrowing costs (Note 6)	—	—	2,128	15,981
Compliance fees (Note 4)	2,388	5	2,760	10,057
Networking fees	1,487	1,487	1,487	1,487
Other expenses	32,678	4,033	20,536	103,280
Total expenses	891,042	26,834	1,399,807	5,135,794
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(76,036)	(25,224)	(222,751)	(730,390)
Net expenses	815,006	1,610	1,177,056	4,405,404
NET INVESTMENT INCOME	1,779,367	4,181	1,405,868	9,689,380
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	808,502	(12,970)	(518,424)	3,063,423
Net realized losses from foreign currency transactions	—	—	—	(4,598)
Net change in unrealized appreciation (depreciation) on investment transactions	4,441,902	28,272	4,493,504	(14,163,434)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS AND FOREIGN CURRENCIES	5,250,404	15,302	3,975,080	(11,104,609)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,029,771	$19,483	$5,380,948	$(1,415,229)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2023 (Unaudited)

STATEMENTS OF OPERATIONS

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $256, $2,331, and $16,467,respectively)	$250,074	$1,083,117	$4,642,611
Interest income	—	1,432,942	8,816,898
Total investment income	250,074	2,516,059	13,459,509

EXPENSES
Investment management fees (Note 4)	50,957	252,347	2,108,891
Administrative service plan fees—Institutional Shares (Note 4)	73	—	189,195
Administration fees (Note 4)	2,461	12,735	82,608
Registration and filing fees	16,720	26,206	34,060
Distribution fees—A Class Shares (Note 4)	—	31	64,879
Distribution fees—C Class Shares (Note 4)	—	346	64,229
Legal fees	1,033	5,561	28,635
Trustees’ fees and expenses (Note 4)	970	4,612	23,367
Custody fees	1,877	2,644	10,501
Audit and tax services fees	7,250	8,787	11,315
Transfer agent fees (Note 4)	5,127	5,796	15,393
Insurance expense	1,660	2,063	4,562
Borrowing costs (Note 6)	—	—	3,726
Compliance fees (Note 4)	216	1,195	6,026
Networking fees	1,487	1,487	1,487
Other expenses	10,524	21,843	60,895
Total expenses	100,355	345,653	2,709,769
Investment management fees reduced by the Adviser (Note 4)	(49,338)	(61,594)	(6,978)
Net expenses	51,017	284,059	2,702,791

NET INVESTMENT INCOME	199,057	2,232,000	10,756,718
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	133,845	(3,791,711)	(11,647,534)
Net change in unrealized appreciation (depreciation) on investment transactions	944,391	7,085,786	42,415,470
Net change in unrealized appreciation (depreciation) on currency translations	—	—	269,291
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	1,078,236	3,294,075	31,037,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,277,293	$5,526,075	$41,793,945

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2023 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood
	High Income	Alternative	SmallCap
	Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $4,447, $0, and $183, respectively)	$460,158	$100,149	$191,106
Interest income (net of foreign withholding tax of $0, $2,308, and $0 ,respectively)	2,618,457	1,995,884	—
Total investment income	3,078,615	2,096,033	191,106

EXPENSES
Investment management fees (Note 4)	34,748	305,310	61,143
Administrative service plan fees—Institutional Shares (Note 4)	15,000	32,465	2,524
Administration fees (Note 4)	10,487	17,745	2,423
Registration and filing fees	27,733	33,015	13,146
Distribution fees—A Class Shares (Note 4)	4,131	41	—
Distribution fees—C Class Shares (Note 4)	1,028	995	—
Legal fees	4,592	9,574	952
Trustees’ fees and expenses (Note 4)	3,846	5,521	982
Custody fees	5,473	42,685	7,528
Audit and tax services fees	8,625	11,793	7,250
Transfer agent fees (Note 4)	5,696	5,778	5,109
Insurance expense	1,990	2,222	1,672
Borrowing costs (Note 6)	186	4,383	309
Compliance fees (Note 4)	986	1,292	213
Networking fees	1,487	1,487	1,487
Other expenses	22,019	29,201	6,393
Total expenses	148,027	503,507	111,131
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(41,550)	(159,987)	(48,559)
Contractual management fees waived by Adviser (Note 4)	—	(7,121)	—
Net expenses	106,477	336,399	62,572

NET INVESTMENT INCOME	2,972,138	1,759,634	128,534
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND SWAPS
Net realized gains (losses) from investment transactions	(1,683,843)	1,979,215	342,847
Net realized gains from futures transactions	—	69,976	—
Net realized losses from purchased option contracts transactions (Note 5)	—	(385,104)	—
Net realized losses from swap transactions	—	(4,411,015)	—
Net change in unrealized appreciation (depreciation) on investments	4,687,921	4,080,265	(1,704,180)
Net change in unrealized appreciation (depreciation) on futures	—	(83,655)	—
Net change in unrealized appreciation (depreciation) on purchased option contracts	—	135,523	—
Net change in unrealized appreciation (depreciation) on swaps	—	1,767,842	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND SWAPS	3,004,078	3,153,047	(1,361,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,976,216	$4,912,681	$(1,232,799)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,	2023	October 31,
	(Unaudited)(a)	2022	(Unaudited)	2022 (b)	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$1,779,367	$3,559,413	$4,181	$5,737	$1,405,868	$2,093,486
Net realized gains (losses) from investments	808,502	(1,266,952)	(12,970)	(16,968)	(518,424)	2,766,641
Net change in unrealized appreciation (depreciation) on investments	4,441,902	(14,684,865)	28,272	(8,987)	4,493,504	(37,760,503)
Net increase (decrease) in net assets resulting from operations	7,029,771	(12,392,404)	19,483	(20,218)	5,380,948	(32,900,376)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(3,769,619)	(39,487,955)	(7,423)	—	(2,978,159)	(33,934,719)
A Class Shares	(15,237)	(130,582)	N/A	N/A	N/A	N/A
C Class Shares	(993)	(145)	N/A	N/A	N/A	N/A
Ultra Shares	(14)	—	N/A	N/A	(1,504,912)	(14,978,126)
Total distributions	(3,785,863)	(39,618,682)	(7,423)	—	(4,483,071)	(48,912,845)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	6,296,057	110,036,446	24,282	549,976	10,112,274	38,683,258
Reinvestment of dividends	2,563,928	27,161,720	7,423	—	2,977,374	33,838,985
Redeemed	(11,294,131)	(42,331,526)	—	—	(46,190,950)	(51,331,767)
Net increase (decrease) from Institutional Shares capital share transactions	(2,434,146)	94,866,640	31,705	549,976	(33,101,302)	21,190,476
A Class Shares
Issued	303,754	610,758	N/A	N/A	N/A	N/A
Reinvestment of dividends	15,237	130,582	N/A	N/A	N/A	N/A
Redeemed	(430,103)	(26,195)	N/A	N/A	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	(111,112)	715,145	N/A	N/A	N/A	N/A
C Class Shares
Issued	36,888	101,679	N/A	N/A	N/A	N/A
Reinvestment of dividends	993	145	N/A	N/A	N/A	N/A
Net increase from C Class Shares capital share transactions	37,881	101,824	N/A	N/A	N/A	N/A
Ultra Shares
Issued	1,000	N/A	N/A	N/A	33,740,174	10,477,959
Reinvestment of dividends	14	N/A	N/A	N/A	1,504,912	14,978,126
Redeemed	—	N/A	N/A	N/A	(3,705,907)	(12,750,424)
Net increase from Ultra Shares capital share transactions	1,014	N/A	N/A	N/A	31,539,179	12,705,661
Net increase (decrease) in net assets from capital share transactions	(2,506,363)	95,683,609	31,705	549,976	(1,562,123)	33,896,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	737,545	43,672,523	43,765	529,758	(664,246)	(47,917,084)
NET ASSETS
Beginning of period	251,260,960	207,588,437	529,758	—	290,494,747	338,411,831
End of period	$251,998,505	$251,260,960	$573,523	$529,758	$289,830,501	$290,494,747

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	For Ultra Shares, represents the period from commencement of operations (November 30, 2022) through April 30, 2023.

(b)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,	2023	October 31,
	(Unaudited)(a)	2022	(Unaudited)	2022 (b)	(Unaudited)	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	496,854	7,869,019	2,420	54,943	764,017	2,912,499
Issued in reinvestment of dividends to shareholders	204,786	2,049,946	766	—	230,280	2,351,737
Redeemed	(895,502)	(3,339,361)	—	—	(3,569,533)	(3,919,333)
Net increase (decrease) in shares outstanding	(193,862)	6,579,604	3,186	54,943	(2,575,236)	1,344,903
Shares outstanding at beginning of period	19,948,554	13,368,950	54,943	—	15,633,609	14,288,706
Shares outstanding at end of period	19,754,692	19,948,554	58,129	54,943	13,058,373	15,633,609

A Class Shares
Sold	23,763	48,433	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,209	9,819	N/A	N/A	N/A	N/A
Redeemed	(33,782)	(2,033)	N/A	N/A	N/A	N/A
Net increase (decrease) in shares outstanding	(8,810)	56,219	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	111,493	55,274	N/A	N/A	N/A	N/A
Shares outstanding at end of period	102,683	111,493	N/A	N/A	N/A	N/A

C Class Shares
Sold	2,979	7,981	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	80	11	N/A	N/A	N/A	N/A
Net increase in shares outstanding	3,059	7,992	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	8,006	14	N/A	N/A	N/A	N/A
Shares outstanding at end of period	11,065	8,006	N/A	N/A	N/A	N/A

Ultra Shares
Sold	75	N/A	N/A	N/A	2,613,241	733,794
Issued in reinvestment of dividends to shareholders	1	N/A	N/A	N/A	116,635	1,040,385
Redeemed	—	N/A	N/A	N/A	(282,513)	(952,530)
Net increase in shares outstanding	76	N/A	N/A	N/A	2,447,363	821,649
Shares outstanding at beginning of period	—	N/A	N/A	N/A	6,893,060	6,071,411
Shares outstanding at end of period	76	N/A	N/A	N/A	9,340,423	6,893,060

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	For Ultra Shares, represents the period from commencement of operations (November 30, 2022) through April 30, 2023.

(b)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,	2023	October 31,
	(Unaudited)	2022	(Unaudited)	2022	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$9,689,380	10,416,497	$199,057	$338,557	$2,232,000	$3,339,733
Net realized gains (losses) from investments and foreign currency transactions	3,058,825	34,401,123	133,845	(595,695)	(3,791,711)	(14,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,163,434)	(162,632,712)	944,391	(751,670)	7,085,786	(21,595,596)
Net increase (decrease) in net assets resulting from operations	(1,415,229)	(117,815,092)	1,277,293	(1,008,808)	5,526,075	(18,269,596)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(16,723,396)	(26,825,452)	(9,305)	(2,388)	(2,112,061)	(12,027,441)
A Class Shares	(180,873)	(69,757)	N/A	N/A	(373)	(585)
C Class Shares	(19,410)	(34,797)	N/A	N/A	(608)	(6,552)
Ultra Shares	(20,405,338)	(24,288,100)	(356,874)	(113,039)	N/A	N/A
Total distributions	(37,329,017)	(51,218,106)	(366,179)	(115,427)	(2,113,042)	(12,034,578)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	43,873,826	120,733,963	43,080	49,977	10,258,265	30,276,927
Reinvestment of dividends	15,875,942	25,833,286	9,305	2,387	2,056,158	11,995,434
Redeemed	(53,673,393)	(173,067,644)	(420,000)	—	(14,364,234)	(31,738,749)
Net increase (decrease) from Institutional Shares capital share transactions	6,076,375	(26,500,395)	(367,615)	52,364	(2,049,811)	10,533,612
A Class Shares
Issued	4,176,575	1,106,597	N/A	N/A	7,137	22,317
Reinvestment of dividends	179,473	69,757	N/A	N/A	373	585
Redeemed	(3,577,229)	(876,212)	N/A	N/A	(3,567)	(248)
Net increase from A Class Shares capital share transactions	778,819	300,142	N/A	N/A	3,943	22,654
C Class Shares
Issued	55,145	29,276	N/A	N/A	74,141	88,608
Reinvestment of dividends	19,350	31,748	N/A	N/A	608	6,552
Redeemed	(95,331)	(71,932)	N/A	N/A	(73,861)	(89,401)
Net increase (decrease) from C Class Shares capital share transactions	(20,836)	(10,908)	N/A	N/A	888	5,759
Ultra Shares
Issued	122,841,279	197,226,122	188,550	2,498,217	N/A	N/A
Reinvestment of dividends	19,108,062	22,576,808	356,874	113,039	N/A	N/A
Redeemed	(35,450,970)	(130,219,961)	(825,606)	(1,481,129)	N/A	N/A
Net increase (decrease) from Ultra Shares capital share transactions	106,498,371	89,582,969	(280,182)	1,130,127	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	113,332,729	63,371,808	(647,797)	1,182,491	(2,044,980)	10,562,025
TOTAL INCREASE (DECREASE) INCREASE IN NET ASSETS	74,588,483	(105,661,390)	263,317	58,256	1,368,053	(19,742,149)
NET ASSETS
Beginning of period	989,536,679	1,095,198,069	22,302,588	22,244,332	124,045,326	143,787,475
End of period	$1,064,125,162	989,536,679	$22,565,905	$22,302,588	$125,413,379	$124,045,326

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,	2023	October 31,
	(Unaudited)	2022	(Unaudited)	2022	(Unaudited)	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	2,304,502	6,176,952	4,274	4,900	1,645,541	4,554,074
Issued in reinvestment of dividends to shareholders	843,146	1,201,430	916	225	335,372	1,716,992
Redeemed	(2,831,515)	(8,838,361)	(40,619)	—	(2,289,347)	(4,675,931)
Net increase (decrease) in shares outstanding	316,133	(1,459,979)	(35,429)	5,125	(308,434)	1,595,135
Shares outstanding at beginning of period	25,213,137	26,673,116	55,125	50,000	20,371,829	18,776,694
Shares outstanding at end of period	25,529,270	25,213,137	19,696	55,125	20,063,395	20,371,829

A Class Shares
Sold	212,869	57,169	N/A	N/A	1,138	3,439
Issued in reinvestment of dividends to shareholders	9,556	3,251	N/A	N/A	61	90
Redeemed	(192,941)	(44,861)	N/A	N/A	(589)	(42)
Net increase in shares outstanding	29,484	15,559	N/A	N/A	610	3,487
Shares outstanding at beginning of period	82,566	67,007	N/A	N/A	4,023	536
Shares outstanding at end of period	112,050	82,566	N/A	N/A	4,633	4,023

C Class Shares
Sold	2,941	1,425	N/A	N/A	11,959	12,524
Issued in reinvestment of dividends to shareholders	1,035	1,494	N/A	N/A	99	930
Redeemed	(5,075)	(3,931)	N/A	N/A	(12,010)	(13,921)
Net increase (decrease) in shares outstanding	(1,099)	(1,012)	N/A	N/A	48	(467)
Shares outstanding at beginning of period	38,013	39,025	N/A	N/A	9,146	9,613
Shares outstanding at end of period	36,914	38,013	N/A	N/A	9,194	9,146

Ultra Shares
Sold	6,377,068	10,042,232	18,146	249,069	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,014,667	1,048,676	35,126	10,648	N/A	N/A
Redeemed	(1,867,797)	(7,065,843)	(79,894)	(141,309)	N/A	N/A
Net increase (decrease) in shares outstanding	5,523,938	4,025,065	(26,622)	118,408	N/A	N/A
Shares outstanding at beginning of period	27,032,367	23,007,302	2,168,777	2,050,369	N/A	N/A
Shares outstanding at end of period	32,556,305	27,032,367	2,142,155	2,168,777	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,
	(Unaudited)(a)	2022	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$10,756,718	$19,142,174	$2,972,138	$4,346,280
Net realized losses from investments	(11,647,534)	(1,587,387)	(1,683,843)	(1,205,135)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	42,684,761	(142,557,732)	4,687,921	(16,901,273)
Net increase (decrease) in net assets resulting from operations	41,793,945	(125,002,945)	5,976,216	(13,760,128)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(10,411,116)	(82,688,706)	(2,837,613)	(4,328,768)
A Class Shares	(935,154)	(6,456,020)	(95,838)	(90,847)
C Class Shares	(187,363)	(1,304,828)	(4,781)	(6,969)
Ultra Shares	(346,403)	N/A	N/A	N/A
Total distributions	(11,880,036)	(90,449,554)	(2,938,232)	(4,426,584)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	31,363,461	141,954,917	9,432,112	43,338,245
Reinvestment of dividends	10,043,078	77,994,988	2,808,108	4,293,860
Redeemed	(150,771,774)	(259,349,308)	(10,909,199)	(27,604,544)
Net increase (decrease) from Institutional Shares capital share transactions	(109,365,235)	(39,399,403)	1,331,021	20,027,561
A Class Shares
Issued	3,153,769	16,556,183	5,104,485	2,072,385
Reinvestment of dividends	925,025	5,584,694	68,953	61,929
Redeemed	(12,057,523)	(13,064,332)	(229,876)	(1,040,595)
Net increase (decrease) from A Class Shares capital share transactions	(7,978,729)	9,076,545	4,943,562	1,093,719
C Class Shares
Issued	454,200	4,131,539	—	135,011
Reinvestment of dividends	187,325	1,304,828	4,781	6,969
Redeemed	(1,056,125)	(2,419,865)	(4,777)	(6,963)
Net increase (decrease) from C Class Shares capital share transactions	(414,600)	3,016,502	4	135,017
Ultra Shares
Issued	62,206,281	N/A	N/A	N/A
Reinvestment of dividends	346,403	N/A	N/A	N/A
Redeemed	—	N/A	N/A	N/A
Net increase from Ultra Shares capital share transactions	62,552,684	N/A	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	(55,205,880)	(27,306,356)	6,274,587	21,256,297
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,291,971)	(242,758,855)	9,312,571	3,069,585
NET ASSETS
Beginning of period	647,811,398	890,570,253	99,157,091	96,087,506
End of period	$622,519,427	$647,811,398	$108,469,662	$99,157,091

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

(a)	For Ultra Shares, represents the period from commencement of operations (November 30, 2022) through April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,
	(Unaudited)(a)	2022	(Unaudited)	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	2,836,827	11,856,221	1,024,457	4,320,818
Issued in reinvestment of dividends to shareholders	924,564	6,245,895	305,835	441,285
Redeemed	(13,600,743)	(21,871,789)	(1,187,111)	(2,805,479)
Net increase (decrease) in shares outstanding	(9,839,352)	(3,769,673)	143,181	1,956,624
Shares outstanding at beginning of period	54,754,262	58,523,935	10,801,739	8,845,115
Shares outstanding at end of period	44,914,910	54,754,262	10,944,920	10,801,739

A Class Shares
Sold	284,361	1,384,742	548,398	205,334
Issued in reinvestment of dividends to shareholders	85,229	449,151	7,470	6,312
Redeemed	(1,099,954)	(1,108,390)	(24,918)	(105,050)
Net increase (decrease) in shares outstanding	(730,364)	725,503	530,950	106,596
Shares outstanding at beginning of period	5,228,975	4,503,472	257,961	151,365
Shares outstanding at end of period	4,498,611	5,228,975	788,911	257,961

C Class Shares
Sold	41,662	353,871	—	12,566
Issued in reinvestment of dividends to shareholders	17,333	104,760	517	712
Redeemed	(96,226)	(210,241)	(517)	(711)
Net increase (decrease) in shares outstanding	(37,231)	248,390	—	12,567
Shares outstanding at beginning of period	1,210,728	962,338	22,288	9,721
Shares outstanding at end of period	1,173,497	1,210,728	22,288	22,288

Ultra Shares
Sold	5,552,391	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	31,722	N/A	N/A	N/A
Redeemed	—	N/A	N/A	N/A
Net increase in shares outstanding	5,584,113	N/A	N/A	N/A
Shares outstanding at beginning of period	—	N/A	N/A	N/A
Shares outstanding at end of period	5,584,113	N/A	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

(a)	For Ultra Shares, represents the period from commencement of operations (November 30, 2022) through April 30, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,
	(Unaudited)	2022	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$1,759,634	$3,031,301	$128,534	$51,717
Net realized gains (losses) from investments, futures, options and swap transactions	(2,746,928)	6,677,384	342,847	(3,058,584)
Net change in unrealized appreciation (depreciation) on investments, futures,options and swaps	5,899,975	(14,130,214)	(1,704,180)	946,654
Net increase (decrease) in net assets resulting from operations	4,912,681	(4,421,529)	(1,232,799)	(2,060,213)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(9,347,180)	(1,650,351)	(119,172)	(14,715)
A Class Shares	(4,701)	(1,010)	N/A	N/A
C Class Shares	(24,913)	(989)	N/A	N/A
Ultra Shares	(10,761,010)	(3,424,654)	N/A	N/A
Total distributions	(20,137,804)	(5,077,004)	(119,172)	(14,715)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	21,526,814	50,924,775	2,911,581	24,972,480
Reinvestment of dividends	9,347,180	1,650,350	119,172	14,715
Proceeds from redemption fees collected (Note 2)	3,039	—	—	—
Redeemed	(24,943,127)	(35,727,633)	(1,200,203)	(1,730,419)
Net increase from Institutional Shares capital share transactions	5,933,906	16,847,492	1,830,550	23,256,776
A Class Shares
Issued	—	11	N/A	N/A
Reinvestment of dividends	4,701	1,010	N/A	N/A
Redeemed	(388)	(34,079)	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	4,313	(33,058)	N/A	N/A
C Class Shares
Issued	79,379	170,723	N/A	N/A
Reinvestment of dividends	24,913	989	N/A	N/A
Redeemed	(1,032)	(54,008)	N/A	N/A
Net increase from C Class Shares capital share transactions	103,260	117,704	N/A	N/A
Ultra Shares
Issued	2,603,406	18,133,075	N/A	N/A
Reinvestment of dividends	10,753,541	3,424,654	N/A	N/A
Redeemed	(26,852,747)	(54,926,341)	N/A	N/A
Net decrease from Ultra Shares capital share transactions	(13,495,800)	(33,368,612)	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	(7,454,321)	(16,436,474)	1,830,550	23,256,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,679,444)	(25,935,007)	478,579	21,181,848
NET ASSETS
Beginning of period	156,235,823	182,170,830	22,208,024	1,026,176
End of period	$133,556,379	$156,235,823	$22,686,603	$22,208,024

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2023	October 31,	2023	October 31,
	(Unaudited)	2022	(Unaudited)	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	2,268,893	4,827,678	367,128	2,841,249
Issued in reinvestment of dividends to shareholders	1,022,352	154,968	15,477	1,444
Redeemed	(2,605,484)	(3,385,097)	(144,909)	(207,841)
Net increase in shares outstanding	685,761	1,597,549	237,696	2,634,852
Shares outstanding at beginning of period	6,475,553	4,878,004	2,734,852	100,000
Shares outstanding at end of period	7,161,314	6,475,553	2,972,548	2,734,852

A Class Shares
Sold	—	1	N/A	N/A
Issued in reinvestment of dividends to shareholders	515	95	N/A	N/A
Redeemed	(43)	(3,113)	N/A	N/A
Net increase (decrease) in shares outstanding	472	(3,017)	N/A	N/A
Shares outstanding at beginning of period	3,147	6,164	N/A	N/A
Shares outstanding at end of period	3,619	3,147	N/A	N/A

C Class Shares
Sold	8,348	16,377	N/A	N/A
Issued in reinvestment of dividends to shareholders	2,722	93	N/A	N/A
Redeemed	(113)	(5,098)	N/A	N/A
Net increase in shares outstanding	10,957	11,372	N/A	N/A
Shares outstanding at beginning of period	15,024	3,652	N/A	N/A
Shares outstanding at end of period	25,981	15,024	N/A	N/A

Ultra Shares
Sold	280,549	1,694,949	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,176,119	320,452	N/A	N/A
Redeemed	(2,740,782)	(5,128,481)	N/A	N/A
Net decrease in shares outstanding	(1,284,114)	(3,113,080)	N/A	N/A
Shares outstanding at beginning of period	8,532,370	11,645,450	N/A	N/A
Shares outstanding at end of period	7,248,256	8,532,370	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Quality Value Fund (1)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$12.52	0.09	0.26	0.35	(0.19)	—
Year Ended October 31, 2022	$15.46	0.18	(0.74)	(0.56)	(0.10)	(2.28)
Year Ended October 31, 2021	$11.80	0.13	4.28	4.41	(0.17)	(0.58)
Year Ended October 31, 2020	$13.16	0.20	(0.95)	(0.75)	(0.21)	(0.40)
Year Ended October 31, 2019	$13.07	0.22	1.21	1.43	(0.19)	(1.15)
Year Ended October 31, 2018	$13.10	0.20	0.62	0.82	(0.15)	(0.70)
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$12.58	0.08	0.26	0.34	(0.16)	—
Year Ended October 31, 2022	$15.53	0.15	(0.75)	(0.60)	(0.07)	(2.28)
Year Ended October 31, 2021	$11.84	0.08	4.31	4.39	(0.12)	(0.58)
Year Ended October 31, 2020	$13.20	0.18	(0.96)	(0.78)	(0.18)	(0.40)
Year Ended October 31, 2019	$13.12	0.19	1.21	1.40	(0.17)	(1.15)
Year Ended October 31, 2018	$13.15	0.17	0.62	0.79	(0.12)	(0.70)
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$12.28	0.03	0.26	0.29	(0.11)	—
Year Ended October 31, 2022	$15.33	0.06	(0.74)	(0.68)	(0.09)	(2.28)
Year Ended October 31, 2021	$11.80	0.01	4.27	4.28	(0.17)	(0.58)
Period Ended October 31, 2020(g)	$10.17	0.16	1.47	1.63	—	—
Ultra Shares
Period ended April 30, 2023 (Unaudited)(i)	$13.30	0.08	(0.50)	(0.42)	(0.19)	—
Westwood Quality MidCap Fund
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$9.64	0.07	0.30	0.37	(0.14)	—
Period Ended October 31, 2022(j)	$10.00	0.11	(0.47)	(0.36)	—	—
Westwood Quality SMidCap Fund (2)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$12.89	0.06	0.18	0.24	(0.09)	(0.10)
Year Ended October 31, 2022	$16.62	0.08	(1.45)	(1.37)	(0.11)	(2.25)
Year Ended October 31, 2021	$11.97	0.15	4.89	5.04	(0.13)	(0.26)
Year Ended October 31, 2020	$14.21	0.11	(0.75)	(0.64)	(0.11)	(1.49)
Year Ended October 31, 2019	$15.50	0.10	0.84	0.94	(0.11)	(2.12)
Year Ended October 31, 2018	$17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)
Ultra Shares
Six months ended April 30, 2023 (Unaudited)	$12.90	0.07	0.17	0.24	(0.11)	(0.10)
Year Ended October 31, 2022	$16.62	0.11	(1.44)	(1.33)	(0.14)	(2.25)
Year Ended October 31, 2021	$11.96	0.16	4.91	5.07	(0.15)	(0.26)
Period Ended October 31, 2020(l)	$11.44	—	0.52	0.52	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.19)	$12.68	2.81	% (e)	$250,549	0.65	% (f)	0.71	% (f)	1.42	% (f)	40	% (e)
(2.38)	$12.52	(4.37)%		$249,760	0.65%		0.69%		1.38%		77%
(0.75)	$15.46	38.80%		$206,730	0.65%		0.76%		0.91%		72%
(0.61)	$11.80	(6.11)%		$172,349	0.65%		0.77%		1.66%		52%
(1.34)	$13.16	13.23%		$224,664	0.65%		0.73%		1.80%		36%
(0.85)	$13.07	6.30%		$213,175	0.65%		0.72%		1.50%		49%

(0.16)	$12.76	2.71	% (e)	$1,310	0.82	% (f)	0.88	% (f)	1.29	% (f)	40	% (e)
(2.35)	$12.58	(4.64)%		$1,402	0.90%		0.94%		1.15%		77%
(0.70)	$15.53	38.46%		$858	0.90%		1.01%		0.58%		72%
(0.58)	$11.84	(6.32)%		$2,143	0.90%		1.00%		1.43%		52%
(1.32)	$13.20	12.92%		$13,174	0.90%		0.98%		1.54%		36%
(0.82)	$13.12	6.02%		$13,183	0.90%		0.97%		1.25%		49%

(0.11)	$12.46	2.37	% (e)	$138	1.56	% (f)	1.62	% (f)	0.48	% (f)	40	% (e)
(2.37)	$12.28	(5.36)%		$98	1.65%		1.68%		0.46%		77%
(0.75)	$15.33	37.62%		$—	1.48%		1.48%		0.08%		72%
—	$11.80	16.03	% (e)	$—	0.00	% (f)(h)	0.00	% (f)(h)	2.29	% (f)	52	% (e)

(0.19)	$12.69	(3.13	)% (e)	$1	0.40	% (f)	0.40	% (f)	1.48	% (f)	40	% (e)

(0.14)	$9.87	3.81	% (e)	$574	0.58	% (f)	9.72	% (f)	1.51	% (f)	48	% (e)
—	$9.64	(3.60	)% (e)	$530	0.58	% (f)(k)	20.06	% (f)	1.21	% (f)	96	% (e)

(0.19)	$12.94	1.89	% (e)	$169,016	0.88	% (f)	1.04	% (f)	0.92	% (f)	45	% (e)
(2.36)	$12.89	(9.64)%		$201,586	0.87%		1.02%		0.62%		104%
(0.39)	$16.62	42.85%		$237,479	0.88%		1.10%		0.99%		106%
(1.60)	$11.97	(5.39)%		$164,350	0.88%		1.05%		0.90%		69%
(2.23)	$14.21	9.46%		$187,341	0.88%		1.02%		0.75%		56%
(1.91)	$15.50	(0.33)%		$315,140	0.88%		1.03%		0.50%		58%

(0.21)	$12.93	1.93	% (e)	$120,815	0.68	% (f)	0.84	% (f)	1.07	% (f)	45	% (e)
(2.39)	$12.90	(9.41)%		$88,909	0.68%		0.83%		0.80%		104%
(0.41)	$16.62	43.19%		$100,933	0.68%		0.90%		1.00%		106%
—	$11.96	4.55	% (e)	$2,072	0.70	% (f)	1.02	% (f)	0.08	% (f)	69	% (e)

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(i)	Represents the period from the commencement of operations (November 30, 2022) through April 30, 2023.

(j)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(k)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ending October 31, 2022.

(l)	Represents the period from the commencement of operations (July 31, 2020) through October 31, 2020.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (loss) (a)	investments	operations	income	capital gains
Westwood Quality SmallCap Fund (1)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$18.88	0.17	(0.11)	0.06	(0.19)	(0.48)
Year Ended October 31, 2022	$21.99	0.18	(2.28)	(2.10)	(0.20)	(0.81)
Year Ended October 31, 2021	$14.46	0.18	7.47	7.65	(0.12)	—
Year Ended October 31, 2020	$16.97	0.12	(2.45)	(2.33)	(0.12)	(0.06)
Year Ended October 31, 2019	$16.76	0.11	1.10	1.21	(0.12)	(0.88)
Year Ended October 31, 2018	$18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$18.84	0.15	(0.10)	0.05	(0.20)	(0.48)
Year Ended October 31, 2022	$21.94	0.16	(2.27)	(2.11)	(0.18)	(0.81)
Year Ended October 31, 2021	$14.44	0.16	7.45	7.61	(0.11)	—
Year Ended October 31, 2020	$16.99	0.08	(2.43)	(2.35)	(0.14)	(0.06)
Period Ended October 31, 2019(g)	$15.78	(0.02)	1.23	1.21	—	—
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$18.62	0.08	(0.11)	(0.03)	(0.02)	(0.48)
Year Ended October 31, 2022	$21.75	0.01	(2.25)	(2.24)	(0.08)	(0.81)
Year Ended October 31, 2021	$14.34	(0.01)	7.44	7.43	(0.02)	—
Year Ended October 31, 2020	$16.98	(0.01)	(2.45)	(2.46)	(0.12)	(0.06)
Period Ended October 31, 2019(g)	$15.78	(0.04)	(1.24)	1.20	—	—
Ultra Shares
Six months ended April 30, 2023 (Unaudited)	$18.91	0.18	(0.12)	0.06	(0.21)	(0.48)
Year Ended October 31, 2022	$22.01	0.21	(2.28)	(2.07)	(0.22)	(0.81)
Year Ended October 31, 2021	$14.47	0.20	7.48	7.68	(0.14)	—
Period Ended October 31, 2020(h)	$11.72	0.05	2.70	2.75	—	—
Westwood Quality AllCap Fund
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$10.03	0.08	0.50	0.58	(0.17)	—
Year Ended October 31, 2022	$10.59	0.16	(0.67)	(0.51)	(0.03)	(0.02)
Period Ended October 31, 2021(i)	$10.00	—	0.59	0.59	—	—
Ultra Shares
Six months ended April 30, 2023 (Unaudited)	$10.03	0.09	0.49	0.58	(0.17)	—
Year Ended October 31, 2022	$10.59	0.16	(0.67)	(0.51)	(0.03)	(0.02)
Period Ended October 31, 2021(i)	$10.00	—	0.59	0.59	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(i)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		(loss) to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

(0.67)	$18.27	0.23	% (e)	$466,368	0.89	% (f)	1.03	% (f)	1.81	% (f)	30	% (e)
(1.01)	$18.88	(10.08)%		$476,094	0.92%		1.04%		0.94%		60%
(0.12)	$21.99	53.07%		$586,435	0.92%		1.09%		0.90%		58%
(0.18)	$14.46	(13.90)%		$357,901	0.99%		1.16%		0.81%		67%
(1.00)	$16.97	8.65%		$418,949	0.99%		1.11%		0.66%		64%
(1.26)	$16.76	(2.28)%		$341,713	0.99%		1.08%		0.58%		50%

(0.68)	$18.21	0.18	% (e)	$2,040	1.04	% (f)	1.18	% (f)	1.60	% (f)	30	% (e)
(0.99)	$18.84	(10.15)%		$1,556	1.04%		1.16%		0.81%		60%
(0.11)	$21.94	52.90%		$1,470	1.04%		1.22%		0.77%		58%
(0.20)	$14.44	(14.04)%		$881	1.09%		1.28%		0.55%		67%
—	$16.99	7.67	% (e)	$96	1.08	% (f)	1.30	% (f)	(0.90	)% (f)	64	% (e)

(0.50)	$18.09	(0.23	)% (e)	$668	1.79	% (f)	1.93	% (f)	0.91	% (f)	30	% (e)
(0.89)	$18.62	(10.84)%		$708	1.79%		1.91%		0.07%		60%
(0.02)	$21.75	51.81%		$849	1.79%		1.97%		(0.04)%		58%
(0.18)	$14.34	(14.67)%		$186	1.84%		2.02%		(0.08)%		67%
—	$16.98	7.60	% (e)	$51	1.79	% (f)	2.05	% (f)	(1.67	)% (f)	64	% (e)

(0.69)	$18.28	0.27	% (e)	$595,049	0.79	% (f)	0.93	% (f)	1.87	% (f)	30	% (e)
(1.03)	$18.91	(9.91)%		$511,179	0.79%		0.91%		1.07%		60%
(0.14)	$22.01	53.29%		$506,444	0.79%		0.97%		0.95%		58%
—	$14.47	23.46	% (e)	$151,903	0.81	% (f)	1.10	% (f)	0.63	% (f)	67	% (e)

(0.17)	$10.44	5.82	% (e)	$206	0.48	% (f)	0.94	% (f)	1.65	% (f)	50	% (e)
(0.05)	$10.03	(4.86)%		$553	0.45%		0.93%		1.55%		101%
—	$10.59	5.90	% (e)	$529	0.65	% (f)	2.25	% (f)	0.22	% (f)	4	% (e)

(0.17)	$10.44	5.78	% (e)	$22,360	0.45	% (f)	0.89	% (f)	1.76	% (f)	50	% (e)
(0.05)	$10.03	(4.81)%		$21,750	0.45%		0.93%		1.55%		101%
—	$10.59	5.90	% (e)	$21,715	0.45	% (f)	2.07	% (f)	0.44	% (f)	4	% (e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Total Return Fund (1)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$6.09	0.11	0.15	0.26	(0.10)	—
Year Ended October 31, 2022	$7.65	0.17	(1.10)	(0.93)	(0.16)	(0.47)
Year Ended October 31, 2021	$6.43	0.13	1.41	1.54	(0.13)	(0.19)
Year Ended October 31, 2020	$6.64	0.07	0.92	0.99	(0.06)	(1.14)
Year Ended October 31, 2019	$10.46	0.12	0.53	0.65	(0.36)	(4.11)
Year Ended October 31, 2018	$11.94	0.14	0.15	0.29	(0.12)	(1.65)
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$6.07	0.10	0.16	0.26	(0.10)	—
Year Ended October 31, 2022	$7.64	0.14	(1.09)	(0.95)	(0.15)	(0.47)
Year Ended October 31, 2021	$6.43	0.11	1.40	1.51	(0.11)	(0.19)
Period Ended October 31, 2020(g)	$5.20	0.03	1.23	1.26	(0.03)	—
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$6.06	0.08	0.16	0.24	(0.07)	—
Year Ended October 31, 2022	$7.63	0.11	(1.11)	(1.00)	(0.10)	(0.47)
Year Ended October 31, 2021	$6.43	0.02	1.44	1.46	(0.07)	(0.19)
Period Ended October 31, 2020(g)	$5.20	0.03	1.23	1.26	(0.03)	—
Westwood Income Opportunity Fund
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$10.59	0.19	0.52	0.71	(0.21)	—
Year Ended October 31, 2022	$13.92	0.30	(2.19)	(1.89)	(0.28)	(1.16)
Year Ended October 31, 2021	$12.84	0.23	1.90	2.13	(0.50)	(0.55)
Year Ended October 31, 2020	$15.89	0.22	0.34	0.56	(0.20)	(3.41)
Year Ended October 31, 2019	$15.31	0.32	1.25	1.57	(0.36)	(0.63)
Year Ended October 31, 2018	$15.72	0.28	(0.11)	0.17	(0.28)	(0.30)
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$10.57	0.18	0.52	0.70	(0.20)	—
Year Ended October 31, 2022	$13.90	0.27	(2.19)	(1.92)	(0.25)	(1.16)
Year Ended October 31, 2021	$12.83	0.20	1.88	2.08	(0.46)	(0.55)
Year Ended October 31, 2020	$15.88	0.18	0.34	0.52	(0.16)	(3.41)
Year Ended October 31, 2019	$15.30	0.28	1.25	1.53	(0.32)	(0.63)
Year Ended October 31, 2018	$15.71	0.24	(0.11)	0.13	(0.24)	(0.30)
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$10.53	0.14	0.51	0.65	(0.16)	—
Year Ended October 31, 2022	$13.84	0.18	(2.16)	(1.98)	(0.17)	(1.16)
Year Ended October 31, 2021	$12.79	0.10	1.88	1.98	(0.38)	(0.55)
Year Ended October 31, 2020	$15.88	0.06	0.36	0.42	(0.10)	(3.41)
Period Ended October 31, 2019(h)	$15.77	0.03	0.16	0.19	(0.08)	—
Ultra Shares
Period ended April 30, 2023 (Unaudited)(i)	$11.12	0.16	0.01	0.17	(0.21)	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.10)	$6.25	4.38	% (e)	$125,327	0.45	% (f)	0.55	% (f)	3.56	% (f)	22	% (e)
(0.63)	$6.09	(13.05)%		$123,965	0.64%		0.72%		2.60%		63%
(0.32)	$7.65	24.46%		$143,710	0.35%		0.51%		1.79%		66%
(1.20)	$6.43	17.59%		$86,040	0.75%		1.10%		1.11%		62%
(4.47)	$6.64	16.55%		$4,722	0.75%		2.13%		1.76%		66%
(1.77)	$10.46	2.35%		$7,803	0.75%		1.05%		1.30%		26%

(0.10)	$6.23	4.26	% (e)	$29	0.69	% (f)	0.79	% (f)	3.30	% (f)	22	% (e)
(0.62)	$6.07	(13.41)%		$24	0.77%		0.85%		2.31%		63%
(0.30)	$7.64	24.04%		$4	0.64%		0.78%		1.47%		66%
(0.03)	$6.43	24.30	% (e)	$—	0.01	% (f)	0.01	% (f)	0.90	% (f)	62	% (e)

(0.07)	$6.23	3.92	% (e)	$57	1.44	% (f)	1.53	% (f)	2.64	% (f)	22	% (e)
(0.57)	$6.06	(14.10)%		$55	1.63%		1.71%		1.70%		63%
(0.26)	$7.63	23.13%		$73	1.37%		1.56%		0.24%		66%
(0.03)	$6.43	24.30	% (e)	$—	0.01	% (f)	0.01	% (f)	0.88	% (f)	62	% (e)

(0.21)	$11.09	6.76	% (e)	$497,905	0.82	% (f)	0.83	% (f)	3.43	% (f)	25	% (e)
(1.44)	$10.59	(14.97)%		$579,772	0.81%		0.81%		2.52%		81%
(1.05)	$13.92	17.21%		$814,633	0.85%		0.86%		1.68%		82%
(3.61)	$12.84	4.59%		$662,612	0.89%		0.89%		1.69%		111%
(0.99)	$15.89	10.99%		$1,056,504	0.85%		0.85%		2.08%		66%
(0.58)	$15.31	1.04%		$2,408,695	0.83%		0.83%		1.80%		42%

(0.20)	$11.07	6.66	% (e)	$49,808	1.00	% (f)	1.01	% (f)	3.26	% (f)	25	% (e)
(1.41)	$10.57	(15.21)%		$55,296	1.06%		1.06%		2.27%		81%
(1.01)	$13.90	16.86%		$62,614	1.10%		1.11%		1.44%		82%
(3.57)	$12.83	4.34%		$48,051	1.14%		1.14%		1.43%		111%
(0.95)	$15.88	10.71%		$64,450	1.10%		1.10%		1.86%		66%
(0.54)	$15.30	0.78%		$74,510	1.08%		1.08%		1.56%		42%

(0.16)	$11.02	6.20	% (e)	$12,930	1.75	% (f)	1.76	% (f)	2.50	% (f)	25	% (e)
(1.33)	$10.53	(15.75)%		$12,743	1.81%		1.81%		1.52%		81%
(0.93)	$13.84	16.03%		$13,323	1.85%		1.86%		0.70%		82%
(3.51)	$12.79	3.52%		$4,453	1.90%		1.90%		0.48%		111%
(0.08)	$15.88	1.23	% (e)	$273	1.90	% (f)	1.90	% (f)	1.11	% (f)	66	% (e)

(0.21)	$11.08	1.61	% (e)	$61,877	0.74	% (f)	0.74	% (f)	3.42	% (f)	25	% (e)

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(i)	Represents the period from the commencement of operations (November 30, 2022) through April 30, 2023.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood High Income Fund (1)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$8.95	0.26	0.27	0.53	(0.26)	—
Year Ended October 31, 2022	$10.67	0.42	(1.71)	(1.29)	(0.43)	—
Year Ended October 31, 2021	$9.55	0.35	1.14	1.49	(0.37)	—
Year Ended October 31, 2020	$9.25	0.35	0.29	0.64	(0.34)	—
Year Ended October 31, 2019	$9.12	0.41	0.15	0.56	(0.43)	—
Year Ended October 31, 2018	$9.37	0.42	(0.24)	0.18	(0.43)	—
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$9.00	0.26	0.26	0.52	(0.25)	—
Year Ended October 31, 2022	$10.72	0.39	(1.71)	(1.32)	(0.40)	—
Year Ended October 31, 2021	$9.60	0.33	1.13	1.46	(0.34)	—
Year Ended October 31, 2020	$9.29	0.34	0.29	0.63	(0.32)	—
Year Ended October 31, 2019	$9.15	0.39	0.14	0.53	(0.39)	—
Year Ended October 31, 2018	$9.37	0.40	(0.23)	0.17	(0.39)	—
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$9.01	0.22	0.27	0.49	(0.21)	—
Year Ended October 31, 2022	$10.75	0.33	(1.74)	(1.41)	(0.33)	—
Year Ended October 31, 2021	$9.55	0.22	1.28	1.50	(0.30)	—
Period Ended October 31, 2020(g)	$8.23	0.24	1.28	1.52	(0.20)	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.26)	$9.22	5.96	% (e)	$100,950	0.20	% (f)	0.28	% (f)	5.75	% (f)	19	% (e)
(0.43)	$8.95	(12.38)%		$96,636	0.80%		0.87%		4.31%		62%
(0.37)	$10.67	15.69%		$94,360	0.80%		0.96%		3.37%		67%
(0.34)	$9.55	7.14%		$72,914	0.27%		0.59%		3.78%		130%
(0.43)	$9.25	6.25%		$65,168	0.80%		1.05%		4.48%		59%
(0.43)	$9.12	1.92%		$64,926	0.80%		1.02%		4.57%		37%

(0.25)	$9.27	5.82	% (e)	$7,313	0.40	% (f)	0.48	% (f)	5.55	% (f)	19	% (e)
(0.40)	$9.00	(12.54)%		$2,321	1.15%		1.22%		3.95%		62%
(0.34)	$10.72	15.34%		$1,623	1.05%		1.21%		3.05%		67%
(0.32)	$9.60	7.01%		$320	0.48%		0.82%		3.61%		130%
(0.39)	$9.29	5.93%		$46	1.05%		1.26%		4.26%		59%
(0.39)	$9.15	1.91%		$31	1.05%		1.26%		4.26%		37%

(0.21)	$9.29	5.52	% (e)	$207	1.16	% (f)	1.24	% (f)	4.78	% (f)	19	% (e)
(0.33)	$9.01	(13.32)%		$201	1.83%		1.90%		3.31%		62%
(0.30)	$10.75	15.77%		$104	1.80%		1.98%		2.03%		67%
(0.20)	$9.55	18.51	% (e)	$—	0.02	% (f)	0.03	% (f)	4.46	% (f)	130	% (e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains	Return of capital
Westwood Alternative Income Fund (1)
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$10.39	0.12	0.23	0.35	(1.49)	—	—
Year Ended October 31, 2022	$11.02	0.20	(0.51)	(0.31)	(0.17)	(0.15)	—
Year Ended October 31, 2021	$10.47	0.16	0.49	0.65	(0.10)	—	—
Year Ended October 31, 2020	$10.25	0.18	0.46	0.64	(0.10)	(0.32)	—
Year Ended October 31, 2019	$9.82	0.23	0.41	0.64	(0.21)	—	—
Year Ended October 31, 2018	$10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)
A Class Shares
Six months ended April 30, 2023 (Unaudited)	$10.39	0.11	0.22	0.33	(1.48)	—	—
Year Ended October 31, 2022	$11.00	0.18	(0.49)	(0.31)	(0.15)	(0.15)	—
Year Ended October 31, 2021	$10.46	0.14	0.48	0.62	(0.08)	—	—
Period Ended October 31, 2020(g)	$9.78	0.10	0.62	0.72	(0.04)	—	—
C Class Shares
Six months ended April 30, 2023 (Unaudited)	$10.40	0.08	0.22	0.30	(1.45)	—	—
Year Ended October 31, 2022	$11.01	0.13	(0.52)	(0.39)	(0.07)	(0.15)	—
Year Ended October 31, 2021	$10.46	0.06	0.50	0.56	(0.01)	—	—
Period Ended October 31, 2020(g)	$9.78	0.05	0.65	0.70	(0.02)	—	—
Ultra Shares
Six months ended April 30, 2023 (Unaudited)	$10.40	0.13	0.22	0.35	(1.50)	—	—
Year Ended October 31, 2022	$11.02	0.20	(0.49)	(0.29)	(0.18)	(0.15)	—
Year Ended October 31, 2021	$10.47	0.17	0.48	0.65	(0.10)	—	—
Year Ended October 31, 2020	$10.25	0.19	0.46	0.65	(0.11)	(0.32)	—
Year Ended October 31, 2019	$9.82	0.24	0.41	0.65	(0.22)	—	—
Year Ended October 31, 2018	$10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)
Westwood SmallCap Growth Fund
Institutional Shares
Six months ended April 30, 2023 (Unaudited)	$8.12	0.05	(0.50)	(0.45)	(0.04)	—	—
Year Ended October 31, 2022	$10.26	0.03	(2.14)	(2.11)	(0.01)	(0.02)	—
Period Ended October 31, 2021(j)	$10.00	—	0.26	0.26	—	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% and 1.05% for Institutional Shares and Ultra Shares, respectively.

(i)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.15% and 1.05% for Institutional Shares and Ultra Shares, respectively

(j)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(1.49)	$9.25	3.66	% (e)	$66,227	0.55	% (f)	0.80	% (f)	2.55	% (f)	43	% (e)
(0.32)	$10.39	(2.88)%		$67,312	0.30%		0.44%		1.91%		128%
(0.10)	$11.02	6.19%		$53,734	0.96%		1.21%		1.45%		125%
(0.42)	$10.47	6.44%		$22,772	0.90%		1.40%		1.79%		137%
(0.21)	$10.25	6.57%		$7,121	1.15	% (h)	1.47%		2.33%		106%
(0.19)	$9.82	(1.09)%		$6,193	1.22	% (i)	1.62%		1.85%		88%

(1.48)	$9.24	3.49	% (e)	$33	0.71	% (f)	0.95	% (f)	2.38	% (f)	43	% (e)
(0.30)	$10.39	(2.88)%		$33	0.45%		0.59%		1.69%		128%
(0.08)	$11.00	5.97%		$68	1.11%		1.38%		1.32%		125%
(0.04)	$10.46	7.35	% (e)	$28	1.15	% (f)	1.67	% (f)	1.61	% (f)	137	% (e)

(1.45)	$9.25	3.14	% (e)	$240	1.45	% (f)	1.72	% (f)	1.65	% (f)	43	% (e)
(0.22)	$10.40	(3.59)%		$156	1.20%		1.34%		1.24%		128%
(0.01)	$11.01	5.93%		$40	1.83%		2.13%		0.56%		125%
(0.02)	$10.46	7.21	% (e)	$149	2.10	% (f)	2.62	% (f)	0.85	% (f)	137%

(1.50)	$9.25	3.61	% (e)	$67,055	0.44	% (f)	0.69	% (f)	2.64	% (f)	43	% (e)
(0.33)	$10.40	(2.69)%		$88,734	0.20%		0.34%		1.95%		128%
(0.10)	$11.02	6.26%		$128,329	0.85%		1.12%		1.53%		125%
(0.43)	$10.47	6.54%		$86,386	0.87%		1.40%		1.86%		137%
(0.22)	$10.25	6.64%		$31,553	1.08	% (h)	1.39%		2.39%		106%
(0.21)	$9.82	(1.02)%		$27,312	1.12	% (i)	1.52%		1.96%		88%

(0.04)	$7.63	(5.51	)% (e)	$22,687	0.56	% (f)	1.00	% (f)	1.16	% (f)	280	% (e)
(0.03)	$8.12	(20.61)%		$22,208	0.56%		1.37%		0.39%		860%
—	$10.26	2.60	% (e)	$1,026	0.75	% (f)	27.56	% (f)	0.02	% (f)	3	% (e)

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Westwood Quality Value Fund (“Value Fund”), Westwood Quality MidCap Fund (“MidCap Fund”), Westwood Quality SMidCap Fund (“SMidCap Fund”), Westwood Quality SmallCap Fund (“SmallCap Fund”), Westwood Quality AllCap Fund (“AllCap Fund”), Westwood Total Return Fund (“Total Return Fund”), Westwood Income Opportunity Fund (“Income Opportunity Fund”), Westwood High Income Fund (“High Income Fund”), Westwood Alternative Income Fund (“Alternative Income Fund”) and Westwood SmallCap Growth Fund (“SmallCap Growth Fund”), (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Value, SMidCap, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds (“Predecessor Funds”) were formerly part of The Advisors’ Inner Circle Fund and were acquired by, and reorganized into, the Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. The AllCap and SmallCap Growth Funds commenced operations on September 30, 2021 and MidCap Fund commenced operations on November 30, 2021. Each Fund is classified as a diversified fund.

The investment objective of the Value, MidCap, SMidCap, SmallCap and AllCap Funds is to seek long-term capital appreciation.

The investment objective of Total Return Fund is to seek to provide total return, through a combination of current income and capital appreciation.

The investment objective of Income Opportunity Fund is to provide current income with a secondary investment objective to provide the opportunity for long-term capital appreciation.

The investment objective of High Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of SmallCap Growth Fund is to seek to achieve long-term capital growth.

As of April 30, 2023, all of the Funds offer Institutional Shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.20% of the average daily net assets attributable to Institutional Shares (for all Funds except Value, Total Return and Income Opportunity Funds), requiring a $100,000 minimum investment and offered exclusively to certain retirement plans established for the benefit of employees of the Westwood Management Corporation (the “Adviser”) or its affiliates; defined benefit retirement plans, endowments or foundations; banks and trust companies or law firms acting as trustee or manager for trust accounts; investors who purchase through asset-based fee programs available through financial intermediaries; and insurance companies).

The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer A Class Shares (sold with a maximum sales charge of 3.00% (except for SmallCap Fund, which has a maximum sales charge of 4.00%) and a 12b-1 services plan fee up to 0.25% of the average daily net assets attributable to A Class Shares), requiring a $1,000 minimum investment. A Class Shares purchases of $250,000 or more may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within 18 months of purchase (except for SmallCap Fund, in which purchases of $1,000,000 or more may be subject to a 1.00% CDSC fee if redeemed within 18 months of purchase.)

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The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer C Class Shares (sold without any sales loads, but subject to a 12b-1 services plan fee of up to 1.00% of the average daily net assets attributable to C Class Shares for each Fund), requiring a $1,000 minimum investment. C Class Shares may be subject to a CDSC fee of 1.00% if redeemed within 12 months of purchase. C Class Shares automatically convert to A Class Shares after being held for 10 years.

The Value, SMidCap, SmallCap, AllCap, Income Opportunity, and Alternative Income Funds offer Ultra Shares (sold without any sales loads and distribution and/or administrative services fees, requiring a $20,000,000 initial investment and offered exclusively to employer retirement plans; health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended, if such accounts are maintained by the Fund at an omnibus level; endowments and foundations and local, city and state agencies; unaffiliated registered investment companies; collective investment trusts; banks and trust companies or law firms acting as trustee or manager for trust accounts; and insurance companies).

Each share class of a Fund represents an ownership interest in the same investment portfolio of the Fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory Updates – In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 are effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate elated modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

The Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act, which applies to the funds’ use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets), such as the Alternative Income Fund, to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of the fund’s net assets), it will not be subject to the full requirements of Rule 18f-4.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end

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investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Future contracts are valued at the final settlement price, or, if a settled price is not available, at the last sale price as of the close of regular trading on the primary exchange on which they are traded. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. Total return swaps are valued as the change in the value of the underlying security plus/minus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value as determined by the Adviser, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

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The following is a summary of each Fund’s investments and the inputs used to value the investments as of April 30, 2023:

Westwood Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$246,705,248	$—	$—	$246,705,248
Money Market Funds	4,678,135	—	—	4,678,135
Total Investment Securities	$251,383,383	$—	$—	$251,383,383

Westwood Quality MidCap Fund	Level 1	Level 2	Level 3	Total

Common Stocks	$570,891	$—	$—	$570,891
Money Market Funds	8,237	—	—	8,237
Total Investment Securities	$579,128	$—	$—	$579,128

Westwood Quality SMIDCap Fund
Common Stocks	$288,085,809	$—	$—	$288,085,809
Money Market Funds	1,427,442	—	—	1,427,442
Total Investment Securities	$289,513,251	$—	$—	$289,513,251

Westwood Quality SmallCap Fund
Common Stocks	$1,029,731,974	$—	$—	$1,029,731,974
Money Market Funds	18,931,699	—	—	18,931,699
Total Investment Securities	$1,048,663,673	$—	$—	$1,048,663,673

Westwood Quality AllCap Fund
Common Stocks	$22,189,436	$—	$—	$22,189,436
Money Market Funds	269,693	—	—	269,693
Total Investment Securities	$22,459,129	$—	$—	$22,459,129

Westwood Total Return Fund
U.S. Government & Agencies	$—	$9,364,857	$—	$9,364,857
Convertible Bonds	—	3,910,973	—	3,910,973
Corporate Bonds	—	43,123,969	—	43,123,969
Foreign Governments	—	1,706,232	—	1,706,232
Common Stocks	58,379,720	—	—	58,379,720
Exchange-Traded Funds	1,383,719	—	—	1,383,719
Preferred Stocks	5,638,004	—	—	5,638,004
Money Market Funds	1,458,179	—	—	1,458,179
Total Investment Securities	$66,859,622	$58,106,031	$—	$124,965,653

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Westwood Income Opportunity Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$45,807,591	$—	$45,807,591
Convertible Bonds	—	16,311,428	—	16,311,428
Corporate Bonds	—	298,111,020	—	298,111,020
Foreign Governments	—	8,262,133	—	8,262,133
Common Stocks	200,764,921	—	—	200,764,921
Exchange-Traded Funds	13,116,160	—	—	13,116,160
Preferred Stocks	36,218,761	—	—	36,218,761
Money Market Funds	267,048	—	—	267,048
Total Investment Securities	$250,366,890	$368,492,172	$—	$618,859,062

Westwood High Income Fund
U.S. Government & Agencies	$—	$5,075,362	$—	$5,075,362
Convertible Bonds	—	1,211,621	—	1,211,621
Corporate Bonds	—	77,427,257	—	77,427,257
Foreign Governments	—	630,365	—	630,365
Common Stocks	20,495,080	—	—	20,495,080
Exchange-Traded Funds	1,257,714	—	—	1,257,714
Preferred Stocks	541,520	—	—	541,520
Money Market Funds	188,941	—	—	188,941
Total Investment Securities	$22,483,255	$84,344,605	$—	$106,827,860

Westwood Alternative Income Fund
Convertible Bonds	$—	$91,047,143	$—	$91,047,143
Corporate Bonds	—	38,216,871	—	38,216,871
Foreign Governments	—	206,430	—	206,430
Purchased Option Contracts	—	99,410	—	99,410
Money Market Funds	2,430,995	—	—	2,430,995
Total Investment Securities	$2,430,995	$129,569,854	$—	$132,000,849

Other Financial Instruments**
Total Return Swaps at value (assets)	$—	$1,236,813	$—	$1,236,813
Total Return Swaps at value (liabilities)	—	(509,096)	—	(509,096)
Total Investments	$2,430,995	$130,297,571	$—	$132,728,566

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Westwood SmallCap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$22,339,477	$—	$—	$22,339,477
Money Market Funds	320,267	—	—	320,267
Total Investment Securities	$22,659,744	$—	$—	$22,659,744

Amounts designated as “—” are $0 or have been rounded to $0.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments such as total return swap contracts. These instruments are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during six months ended April 30, 2023.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class except for A Class Shares. A Class Shares have a front-end sales charge, which is deducted from your purchased price when you buy your shares.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Discounts and premiums on fixed income securities, if any, are amortized using the interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund. Distribution fees are class specific expenses.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Futures contracts – A Fund may use futures contracts for tactical hedging purposes as well as to enhance a Fund’s returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When a Fund purchases or sells a futures contract, no price is paid to or received by a Fund. Instead, a Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. A Fund recognizes an unrealized gain or loss equal to the daily valuation margin. If market conditions move unexpectedly, a Fund may not achieve

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the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statements of Assets and Liabilities.

Options written/purchased – The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap contracts – The Funds are authorized to enter into swap contracts for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. The Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

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Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which a Fund invests.

Forward foreign currency contracts – The Funds may enter into forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked- to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Funds’ Statements of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Redemption fees – In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Alternative Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. Redemption fees collected, if any, are shown on the Statements of Changes in Net Assets.

Distributions to shareholders – Value, MidCap, SMidCap, SmallCap, AllCap and SmallCap Growth Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions, if any, at least once each year. Total Return, Income Opportunity and Alternative Income Funds distribute to shareholders any net investment income dividends quarterly and net realized capital gains distributions, if any, at least once each year. High Income Fund distributes to shareholders any net investment income dividends monthly and net realized capital gains distributions, if any, at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to

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shareholders are recorded on the ex-dividend date. The character of dividends paid to shareholders of the Funds for federal income tax purposes during the periods ended April 30, 2023 and October 31, 2022 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Value Fund
April 30, 2023	$3,785,863	$—	$3,785,863
October 31, 2022	$8,370,856	$31,247,826	$39,618,682
MidCap Fund
April 30, 2023	$7,423	$—	$7,423
October 31, 2022*	$—	$—	$—
SMidCap Fund
April 30, 2023	$2,178,453	$2,304,618	$4,483,071
October 31, 2022	$19,737,893	$29,174,952	$48,912,845
SmallCap Fund
April 30, 2023	$17,615,343	$19,713,674	$37,329,017
October 31, 2022	$36,264,336	$14,953,770	$51,218,106
AllCap Fund
April 30, 2023	$366,179	$—	$366,179
October 31, 2022	$115,427	$—	$115,427
Total Return Fund
April 30, 2023	$2,113,042	$—	$2,113,042
October 31, 2022	$7,513,372	$4,521,206	$12,034,578
Income Opportunity Fund
April 30, 2023	$11,880,036	$—	$11,880,036
October 31, 2022	$50,444,398	$40,005,156	$90,449,554
High Income Fund
April 30, 2023	$2,938,232	$—	$2,938,232
October 31, 2022	$4,426,584	$—	$4,426,584
Alternative Income Fund
April 30, 2023	$20,137,804	$—	$20,137,804
October 31, 2022	$4,611,634	$465,370	$5,077,004
SmallCap Growth Fund
April 30, 2023	$119,172	$—	$119,172
October 31, 2022	$14,715	$—	$14,715

*	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

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In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2022:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$210,568,832	$546,124	$275,134,240	$921,870,797	$21,815,905
Gross unrealized appreciation	$49,669,603	$39,031	$34,633,957	$141,965,648	$1,556,069
Gross unrealized depreciation	(8,511,338)	(50,419)	(19,011,639)	(73,873,468)	(1,274,097)
Net unrealized appreciation (depreciation)	41,158,265	(11,388)	15,622,318	68,092,180	281,972
Undistributed ordinary income	2,914,886	5,758	1,463,506	12,664,502	279,885
Undistributed long-term capital gains	—	—	2,302,714	19,712,922	—
Accumulated capital and other losses	(284,008)	(14,567)	—	—	(454,289)
Total distributable earnings	$43,789,143	$(20,197)	$19,388,538	$100,469,604	$107,568

	Total	Income		Alternative	SmallCap
	Return	Opportunity	High	Income	Growth
	Fund	Fund	Income Fund	Fund	Fund
Federal income tax cost	$123,122,729	$679,349,281	$110,861,411	$169,719,620	$21,258,955
Gross unrealized appreciation	$10,920,462	$46,682,787	$2,978,693	$48,126,225	$1,305,842
Gross unrealized depreciation	(10,890,409)	(80,502,912)	(15,124,013)	(53,726,760)	(410,200)
Net unrealized appreciation (depreciation)	30,053	(33,820,125)	(12,145,320)	(5,600,535)	895,642
Undistributed ordinary income	163,853	2,596,712	—	18,259,898	69,565
Accumulated capital and other losses	—	(1,045,137)	(11,107,419)	(12,306,799)	(3,013,959)
Total distributable earnings (accumulated deficit)	$193,906	$(32,268,550)	$(23,252,739)	$352,564	$(2,048,752)

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The federal tax cost, unrealized appreciation (depreciation) as of April 30, 2023 is as follows

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$205,975,152	$563,180	$269,717,780	$996,036,698	$21,309,428
Gross unrealized appreciation	$50,106,666	$49,244	$37,705,773	$158,866,343	$1,953,055
Gross unrealized depreciation	(4,698,435)	(33,296)	(17,910,302)	(106,239,368)	(803,354)
Net unrealized appreciation	45,408,231	15,948	19,795,471	52,626,975	1,149,701

	Total	Income		Alternative	SmallCap
	Return	Opportunity	High	Income	Growth
	Fund	Fund	Income Fund	Fund	Fund
Federal income tax cost	$117,817,721	$609,505,496	$114,351,814	$131,412,697	$23,443,459
Gross unrealized appreciation	$12,594,163	$53,301,020	$3,119,860	$40,207,018	$831,254
Gross unrealized depreciation	(5,446,231)	(43,947,454)	(10,643,814)	(39,618,866)	(1,614,969)
Net unrealized appreciation (depreciation)	7,147,932	9,353,566	(7,523,954)	588,152	(783,715)

The difference between the federal income tax cost of investments and the financial statement cost of investments are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, constructive dividend income and partnership adjustments. Other temporary differences primarily consists of straddle loss deferral, contingent debt adjustment, perpetual bond and options mark to market adjustments.

As of October 31, 2022, the following Funds had short-term and long-term capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions, if any.

	Capital Loss Carryovers
Fund	Short- term	Long- term	Total
Value Fund	$284,008	$—	$284,008
MidCap Fund	14,567	—	14,567
AllCap Fund	424,891	29,398	454,289
Income Opportunity Fund	1,045,137	—	1,045,137
High Income Fund	1,200,789	9,906,630	11,107,419
Alternative Income Fund	10,591,132	1,715,667	12,306,799
SmallCap Growth Fund	3,013,959	—	3,013,959

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax

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positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended April 30, 2023, the Funds did not incur any interest or penalties.

3. Investment Transactions

The cost of security purchases and proceeds from sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government securities) for the six months ended April 30, 2023 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$97,802,653	$303,839	$129,609,393	$366,885,004	$11,141,498
Proceeds from sales of investment securities	$98,021,811	$261,619	$134,907,902	$310,350,766	$11,483,195

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$25,541,265	$142,680,407	$24,614,458	$54,015,254	$64,088,226
Proceeds from sales and maturities of investment securities	$26,580,078	$157,624,439	$15,859,245	$68,920,427	$62,542,013

The cost of security purchases and proceeds from sales and maturities of U.S. Government long-term securities for the period ended April 30, 2023 were as follows:

	Total	Income	High	Alternative
	Return	Opportunity	Income	Income
	Fund	Fund	Fund	Fund
Purchases of investment securities	$2,117,077	$15,522,708	$904,356	$—
Proceeds from sales and maturities of investment securities	$7,292,246	$56,116,424	$2,692,645	$3,980,913

4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, based on the average net assets of each Fund, computed and accrued daily and paid monthly, at the annual rate shown in the table below. Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 1, 2024, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual

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fund operating expenses of each Fund (exclusive of interest; taxes; brokerage commissions; Rule 12b-1 distribution fees (if any), administrative servicing fees (if any); borrowing expenses such as dividend and interest expenses on securities sold short; acquired fund fees and expenses; costs to organize the Funds; other expenditures which are capitalized in accordance with generally accepted accounting principle; and extraordinary expenses) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

			Institutional	A Class	C Class	Ultra Shares
	Management		Shares Expense	Expense	Expense	Expense
Fund	Fee		Limitation	Limitation	Limitation	Limitation
Value Fund*	0.50%		0.55%	0.55%	0.55%	0.55%
MidCap Fund	0.58%		0.58%	n/a	n/a	n/a
SMidCap Fund	0.75%		0.68%	n/a	n/a	0.68%
SmallCap Fund	0.85%		0.79%	0.79%	0.79%	0.79%
AllCap Fund	0.45%		0.45%	n/a	n/a	0.45%
Total Return Fund**	0.50	% (a)	0.75%	n/a	n/a	n/a
Income Opportunity Fund*	0.65%		0.74%	0.74%	0.74%	0.74%
High Income**	0.38	% (b)	n/a	n/a	n/a	n/a
Alternative Income**	0.53	% (c)	n/a	n/a	n/a	n/a
SmallCap Growth Fund	0.55%		0.55%	n/a	n/a	n/a

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Total Return Fund, High Income Fund, and Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

	Institutional	A Class	C Class	Ultra Shares
	Shares Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
Total Return Fund	0.05%	0.05%	0.05%	n/a
High Income	0.10%	0.10%	0.10%	n/a
Alternative Income	0.00%	0.00%	0.00%	0.00%

In addition, the Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s average daily net assets.

*	Prior to November 30, 2022 the Management Fee and Expense Limitation for each Share class was 0.10% higher than what is listed in the table.

**	In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of Total Return, High Income and Alternative Income Funds, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether , and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year though October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

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(a)	The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500® Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(b)	The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(c)	The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Fee waivers/expense reimbursements for the Predecessor Funds prior to the Reorganization on November 1, 2021 are not subject to recoupment by the Adviser. As of April 30, 2023, the Adviser may seek repayment of investment management fee reductions and expense reimbursements no later than the dates below:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
October 31, 2024	$—	$—	$—	$—	$28,954
October 31, 2025	97,530	92,127	476,566	1,251,166	105,671
April 30, 2026	76,036	25,224	222,751	730,390	49,338
	$173,566	$117,351	$699,317	$1,981,556	$183,963

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund*	Fund
October 31, 2024	$—	$—	$—	$—	$23,034
October 31, 2025	105,981	—	69,686	226,516	111,666
April 30, 2026	61,594	6,978	41,550	159,987	48,559
	$167,575	$6,978	$111,236	$386,503	$183,259

*	For the year ended October 31, 2022 and the six months ended April 30, 2023, the Fund had $10,233 and $7,121 management fee waiver, respectively, that is not subject to recoupment pursuant to the Management Fee Waiver Agreement

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OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and are not paid by the Funds for servicing in such capacities.

ADMINISTRATIVE SERVICES PLAN

As of April 30, 2023, Value, MidCap, SMidCap, SmallCap, AllCap, Income Opportunity, High Income, Alternative Income and SmallCap Growth Funds have adopted an administrative services plan (the “Plan”) that provides that the Institutional Shares class of each Fund may pay financial intermediaries for shareholder services in an amount not to exceed 0.20% based on the average daily net assets of each Fund’s Institutional Shares of MidCap, SMidCap, SmallCap, AllCap, and SmallCap Growth Funds; in an amount not to exceed 0.19% based on the average daily net assets for the Institutional Shares of High Income Fund; in an amount not to exceed 0.15% based on the average daily net assets for the Institutional Shares of Alternative Income Fund; and in an amount not to exceed 0.10% based on the average daily net assets for the Institutional Shares of Value and Income Opportunity Funds. During the six months ended April 30, 2023, the Institutional Shares of the Funds incurred the following administrative services plan fees under the Plan:

Administrative service plan fees
Institutional Shares
Value Fund	$104,003
MidCap Fund	9
SMIDCap Fund	191,037
SmallCap Fund	238,226
AllCap Fund	73
Income Opportunity Fund	189,195
High Income Fund	15,000
Alternative Income Fund	32,465
SmallCap Growth Fund	2,524

DISTRIBUTION PLAN

Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds have adopted a distribution plan under Rule 12b -1 of the 1940 Act (the “Plan”) for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders in an amount not to exceed 0.25% based on average daily net assets of each Fund’s A Class Shares

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and 1.00% based on the average daily net assets of each Fund’s C Class Shares. During the six months ended April 30, 2023, the A Class Shares and C Class Shares of the Funds incurred the following distribution fees under the Plan:

Distribution fees
Value Fund
A Class Shares	$1,641
C Class Shares	621
SmallCap Fund
A Class Shares	5,712
C Class Shares	3,521
Total Return Fund
A Class Shares	31
C Class Shares	346
Income Opportunity Fund
A Class Shares	64,879
C Class Shares	64,229
High Income Fund
A Class Shares	4,131
C Class Shares	1,028
Alternative Income Fund
A Class Shares	41
C Class Shares	995

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, except for the Audit Chairperson who receives a $1,500 annual retainer from each Fund and the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of April 30, 2023, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Value Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	30%
SEI Private Trust Co. (for the benefit of its customers)	28%
C Class Shares
Raymond James (for the benefit of its customers)	100%
Ultra Shares
Westwood Management Corp. (for the benefit of its customers)	100%

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NAME OF RECORD OWNER	% Ownership
MidCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	87%
SMIDCap Fund
Institutional Shares
Northern Trust Co. (The) (for the benefit of its customers)	61%
Bart 401(a) Model (for the benefit of its customers)	26%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	92%
SmallCap Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	44%
A Class Shares
TD Ameritrade, Inc. (for the benefit of its customers)	34%
Charles Schwab & Co., Inc. (for the benefit of its customers)	29%
C Class Shares
Raymond James (for the benefit of its customers)	58%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	67%
Quality AllCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	53%
Charles Schwab & Co., Inc. (for the benefit of its customers)	25%
Ultra Shares
U.S. Bank San Diego Transit Corp.	90%
Total Return Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	87%
A Class Shares
LPL Financial (for the benefit of its customers)	87%
C Class Shares
LPL Financial (for the benefit of its customers)	100%

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NAME OF RECORD OWNER	% Ownership
Income Opportunity Fund
A Class Shares
Wells Fargo Clearing Services, LLC (for the benefit of its customers)	37%
C Class Shares
Raymond James (for the benefit of its customers)	70%
Ultra Shares
Capinco C/O U.S. Bank N.A.	64%
Kuba J. Brown & Howard Rothschild (for the benefit of its customers)	36%
High Income Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	78%
A Class Shares
Stifel Nicolaus & Co. (for the benefit of its customers)	85%
C Class Shares
Raymond James (for the benefit of its customers)	100%
Alternative Income Fund
Institutional Shares
LPL Financial (for the benefit of its customers)	66%
A Class Shares
Pershing, LLC (for the benefit of its customers)	59%
C Class Shares
LPL Financial (for the benefit of its customers)	67%
Charles Schwab & Co., Inc. (for the benefit of its customers)	33%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	98%
SmallCap Growth Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	85%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

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5. Derivative Transactions

The following is a summary of the fair value of derivative instruments held by the Alternative Income Fund as of April 30, 2023 presented on the Statements of Assets and Liabilities.

	Assets		Liabilities
	Investments,	Unrealized	Unrealized
	at value for	appreciation	depreciation
	purchased	on swap	on swap
	options	agreements *	agreements *
Equity Risk Exposure	$99,410	$1,236,813	$(509,096)

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, if any, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

The following summary of the effect of derivatives instruments for Alternative Income Fund on the Statements of Operations for the six months ended April 30, 2023:

	Net realized	Net realized	Net realized
	losses from	gains from	gains (losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$(385,104)	$—	$357,177
Interest Rate Risk Exposure	—	69,976	—
Credit Risk Exposure	—	—	(4,768,192)
Total	$(385,104)	$69,976	$(4,411,015)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized as a Result from Operations
	Net unrealized	Net unrealized	Net unrealized
	gains from	losses from	gains (losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$135,523	$—	$1,957,112
Interest Rate Risk Exposure	—	(83,655)	—
Credit Risk Exposure	—	—	(189,270)
Total	$135,523	$(83,655)	$1,767,842

Amounts designated as “—” are $0 or have been rounded to $0.

Offsetting Assets and Liabilities:

Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master

WESTWOOD FUNDS

netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

WESTWOOD FUNDS

As of April 30, 2023, Alternative Income Fund’s derivative assets and liabilities by type are as follows:

Description	Assets	Liabilities
Derivative Financial Instruments:
Options contract*	$99,410	$—
Swap agreements	1,236,813	(509,096)
Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,336,223	(509,096)
Derivative not subject to a MNA or similar agreement	(99,410)	—
Total assets and liabilities subject to a MNA	$1,236,813	$(509,096)

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

The following table represents the Alternative Income Fund’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of April 30, 2023.

Derivatives
	Derivative	Liabilities
	Assets Subject	Subject to	Net Amount	Non-cash
	to a MNA by	a MNA by	of Derivative	Collateral
	Counterparty	Counterparty	Assets	Received(a)	Net Exposure
BNP Paribas	$1,236,813	$(509,096)	$727,717	$(727,717)	$—

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

6. Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Borrowing costs for each Fund, if any, for the six months ended April 30, 2023 can be found on the Statements of Operations.

7. Certain Investments and Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

RISKS ASSOCIATED WITH LOWER RATE DEBT SECURITIES

High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities

WESTWOOD FUNDS

generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of April 30, 2023, Income Opportunity Fund had 26.8% of the value of its net assets invested in securities in the Financials sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

WESTWOOD FUNDS

ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including sales charges (loads) and redemption fees, and (2) ongoing costs, including management fees, class-specific expenses (such as administrative services fees and/or Rule 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (November 1, 2022) and held until the end of the period (April 30, 2023). For the Value Fund Ultra Shares and Income Opportunity Fund Ultra Shares the expenses in the table below are based on an investment of $1,000 made at the commencement of operations (November 30, 2022) and held until the end of the period (April 30, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2022*	2023	Ratio (a)	Period (b)
Value Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,028.10	0.65%	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,027.10	0.82%	$4.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.73	0.82%	$4.11
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,023.70	1.56%	$7.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.06	1.56%	$7.80
Ultra Shares
Based on Actual Fund Return	$1,000.00	$968.70	0.40%	$1.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
MidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,038.10	0.58%	$2.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.92	0.58%	$2.91
SMidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,018.90	0.88%	$4.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.43	0.88%	$4.41
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,019.30	0.68%	$3.40
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.42	0.68%	$3.41
SmallCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,002.30	0.89%	$4.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.38	0.89%	$4.46

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2022*	2023	Ratio (a)	Period (b)
SmallCap Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,001.80	1.04%	$5.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.64	1.04%	$5.21
C Class Shares
Based on Actual Fund Return	$1,000.00	$997.70	1.79%	$8.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.92	1.79%	$8.95
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,002.70	0.79%	$3.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
AllCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,058.20	0.48%	$2.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.41	0.48%	$2.41
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,057.80	0.45%	$2.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
Total Return Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,043.80	0.45%	$2.28
Based on Hypothetical 5% Return (before
expenses)	$1,000.00	$1,022.56	0.45%	$2.26
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,042.60	0.69%	$3.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.37	0.69%	$3.46
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,039.20	1.44%	$7.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.65	1.44%	$7.20

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2022*	2023	Ratio (a)	Period (b)
Income Opportunity Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,067.60	0.82%	$4.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.73	0.82%	$4.11
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,066.60	1.00%	$5.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.84	1.00%	$5.01
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,062.00	1.75%	$8.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.12	1.75%	$8.75
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,016.10	0.74%	$3.11
Based on Hypothetical 5% Return (before
expenses)	$1,000.00	$1,021.12	0.74%	$3.71
High Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,059.60	0.20%	$1.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,058.20	0.40%	$2.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,055.20	1.16%	$5.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.04	1.16%	$5.81
Alternative Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,036.60	0.55%	$2.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.07	0.55%	$2.76

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2022*	2023	Ratio (a)	Period (b)
Alternative Income Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,034.90	0.71%	$3.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.27	0.71%	$3.56
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,031.40	1.45%	$7.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	1.45%	$7.25
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,036.10	0.44%	$2.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.61	0.44%	$2.21
SmallCap Growth Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$944.90	0.56%	$2.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.02	0.56%	$2.81

*	For the Value Fund Ultra Shares and Income Opportunity Ultra Shares, beginning account value is the commencement of operations, November 30, 2022.

(a)	Annualized, based on each Fund’s most recent one-half year expenses. For the Value Fund Ultra Shares and Income Opportunity Ultra Shares, annualized, based on the expenses from the commencement of operations, November 30, 2022, through April 30, 2023.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), for Actual and Hypothetical Return information, respectively. For the Value Fund Ultra Shares and Income Opportunity Ultra Shares, expenses are equal the annualized net expense ratio multiplied by the average account value over the period, multiplied by 152/365 (to reflect the commencement of operations, November 30, 2022 through April 30, 2023), for Actual Return information and multiplied by 181/365 for the Hypothetical Return information.

WESTWOOD FUNDS

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-877-386-3944. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.westwoodfunds.com.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-386-3944, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30, will be available on or about August 31, without charge upon request by calling 1-877-386-3944, or on the SEC’s website at www.sec.gov.

WESTWOOD HIGH INCOME FUND

WESTWOOD INCOME OPPORTUNITY FUND

WESTWOOD QUALITY VALUE FUND

WESTWOOD QUALITY SMALLCAP FUND

WESTWOOD ALTERNATIVE INCOME FUND

WESTWOOD QUALITY SMIDCAP FUND

WESTWOOD TOTAL RETURN FUND

WESTWOOD QUALITY MIDCAP FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

On March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Westwood Funds (The “Fund/Funds”), each a series of Ultimus Managers Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended 2022 and did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended 2022, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On April 21, 2023 the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2023.

During the fiscal year ended 2022, and during the subsequent interim period through March 13, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

WESTWOOD HIGH INCOME FUND

WESTWOOD INCOME OPPORTUNITY FUND

WESTWOOD QUALITY VALUE FUND

WESTWOOD QUALITY SMALLCAP FUND

WESTWOOD ALTERNATIVE INCOME FUND

WESTWOOD QUALITY SMIDCAP FUND

WESTWOOD TOTAL RETURN FUND

WESTWOOD QUALITY MIDCAP FUND

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

WESTWOOD FUNDS

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE WESTWOOD FUNDS® (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG

WESTWOOD FUNDS

Who we are
Who is providing this notice?	Westwood Funds® Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Westwood Management Corp., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

The Westwood Funds

P.O. Box 541150

Omaha, NE 68154

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Administrator:

Ultimus Fund Solutions, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Legal Counsel:

Sullivan & Worcester LLP

1666 K Streeet, NW

Suite 700

Washington, D.C. 20006

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Westwood-SAR-23

(b). Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not Applicable

(2) Change in the registrant’s independent public accountants. Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

Exhibit 99.IND PUB ACCT Change in registrant’s independent public accounting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President

Date		February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	February 23, 2024

By (Signature and Title)*		/s/ Daniel D. Bauer
Daniel D. Bauer, Treasurer and Principal Financial Officer

Date	February 23, 2024

* Print the name and title of each signing officer under his or her signature.